UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, and MainStay Moderate ETF Allocation Fund)

Date of reporting period: April 30, 2024

FORM N-CSR

The information presented in this Form N-CSR relates solely to the MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, and MainStay Moderate ETF Allocation Fund, each a series of the Registrant.

Item 1. Reports to Stockholders.

MainStay CBRE Global Infrastructure Fund

Message from the President and Annual Report
April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets generally gained ground during the 12-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, for most of the period, as central banks struggled to bring inflation under control. In late-2023, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.0% and 3.7%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced solid gains during the reporting period, reaching record levels in March 2024. A preponderance of the Index’s gains were generated by a relatively small number of growth-oriented, mega-cap stocks in the communication services and information technology sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened late in the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced mixed results. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield, a pattern often viewed as indicative of an impending economic slowdown. Long-term Treasury bonds declined early in the reporting period amid the prevailing environment of macroeconomic uncertainty and rising interest rates, although they later regained some of the lost ground as interest rates stabilized. Corporate bonds produced stronger returns than Treasury securities, driven by more attractive valuations and income opportunities after years of low yields and tight credit spreads. Among corporates, markets generally rewarded longer duration and lower credit quality as investors sought higher yields, despite the added risks implicit in an uptick in default rates. International bond markets also produced mixed returns, with emerging-markets debt advancing over their developed-markets counterparts.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-term focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.50% Initial Sales Charge	With sales charges	10/16/2013	-9.23%	2.53%	4.94%	1.27%
		Excluding sales charges		-3.95	3.75	5.57	1.27
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/24/2020	-8.88	N/A	-0.42	1.29
		Excluding sales charges		-4.09	N/A	0.94	1.29
Class C Shares[3]	Maximum 1.00% CDSC	With sales charges	2/28/2019	-5.70	2.94	3.71	2.04
	if Redeemed Within One Year of Purchase	Excluding sales charges		-4.76	2.94	3.71	2.04
Class I Shares[3]	No Sales Charge		6/28/2013	-3.64	4.06	5.87	1.02
Class R6 Shares	No Sales Charge		2/24/2020	-3.65	N/A	1.37	0.89

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Voya CBRE Global Infrastructure Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Global Infrastructure Fund commenced operations on February 24, 2020.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	-0.30%	3.36%	5.23%
Morningstar Infrastructure Category Average[2]	-1.56	4.34	4.48

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Global Infrastructure Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Global Infrastructure Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,107.60	$ 6.66	$1,018.55	$ 6.37	1.27%
Investor Class Shares	$1,000.00	$1,107.20	$ 7.23	$1,018.00	$ 6.92	1.38%
Class C Shares	$1,000.00	$1,102.70	$10.87	$1,014.52	$10.42	2.08%
Class I Shares	$1,000.00	$1,109.20	$ 5.09	$1,020.04	$ 4.87	0.97%
Class R6 Shares	$1,000.00	$1,109.50	$ 4.93	$1,020.19	$ 4.72	0.94%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United States	59.8%
Spain	7.6
Canada	7.3
Japan	7.1
France	6.2
Italy	3.1
United Kingdom	2.9
Mexico	2.0
China	1.5%
Switzerland	1.4
Germany	1.3
Australia	1.0
Other Assets, Less Liabilities	–1.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Tower Corp.
3.	Targa Resources Corp.
4.	CSX Corp.
5.	Canadian National Railway Co.
6.	WEC Energy Group, Inc.
7.	Vinci SA
8.	Atmos Energy Corp.
9.	Sempra
10.	Pembina Pipeline Corp.

8	MainStay CBRE Global Infrastructure Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC
How did MainStay CBRE Global Infrastructure Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay CBRE Global Infrastructure Fund returned −3.64%, underperforming the −0.30% return of the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 Index (Net). Over the same period, Class I shares also underperformed the −1.56% return of the Morningstar Infrastructure Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the FTSE Global Core Infrastructure 50/50 Index (Net) as negative sector allocation more than offset positive stock selection. The entirety of the Fund’s underperformance over the reporting period can be attributed to emerging markets, due to negative stock selection and sector allocation by way of underweight exposure to this outperforming region. Developed-markets exposure yielded positive relative performance, driven by stock selection in North America, where all sectors made positive contributions, and in Asia, where communications and transports bolstered returns. (Contributions take weightings and total returns into account.)  Europe detracted from stock selection. Communications stock picking notably benefited from data center exposure, as fundamentals remained positive and excitement regarding demand potential related to artificial intelligence (“AI”) was a highlight of the reporting period. Sector allocation impacts were mostly negative across geography and sectors, with underweight exposure to underperforming North American utilities a positive exception.
During the reporting period, which sectors and subsectors were the strongest positive contributors to the Fund’s relative performance and which sectors and subsectors were particularly weak?
The strongest positive contributions to the Fund’s performance relative to the FTSE Global Core Infrastructure 50/50 Index (Net) came from North American utilities and midstream as well as Asian communications. During the reporting period, utilities in North America generated volatile performance amid rising rates. The Fund was well positioned, with a focus on companies with strong balance sheets and relatively little rate sensitivity. Midstream proved resilient to a rising rate environment and companies in the sector generally offered constructive commentary supportive of the fundamental outlook. Communications in Asia and North America benefited from data center exposure, which, as noted above, rose on solid fundamentals and increasing AI demand.
The weakest contributors to relative performance included emerging markets, European communications and Asian utilities. Emerging markets were a drag due to both negative stock selection and underweight exposure to this outperforming region. European communications sold off despite a strong intra-period rebound in late 2023. In Asia, where Japanese utilities materially outperformed Hong Kong-listed names, the Fund held no exposure in Japan and modest exposure to Hong Kong, a combination that undermined relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The holdings making the largest positive contributions to absolute performance during the reporting period included U.S. electric utility Constellation Energy and U.S. midstream energy company Targa Resources. As the largest owner and operator of nuclear power plants in the United States, and as a company with a strong balance sheet, we believe Constellation appears uniquely positioned to benefit from rising global demand for clean power to meet the emerging power needs of data centers. Targa, with assets focused on natural gas liquid from the Permian basis in Texas, experienced surging domestic and global demand. Targa’s share price also benefited from the company’s disciplined use of capital, improving its balance sheet, as well as increasing shareholder returns through stock buybacks and increased dividends.
During the same period, positions in European telecommunication tower company Cellnex Telecom and U.S. tower company American Tower detracted most from the Fund’s absolute performance. Both companies’ shares declined alongside those of other global tower companies in an environment of rising interest rates. While fundamentals have remained generally stable and both stocks appear highly discounted compared to private market valuations, multiple contraction and market dislocation undermined share prices.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we substantially increased the Fund’s positions in U.S. utilities and North American rail. Utility position increases occurred in the second half of the reporting period after an historic sell-off in the sector led to notably wide discounts, despite improving fundamental outlooks and a defensive profile overlooked by the market. Gas utility Atmos Energy and electric utility PG&E were the most notable buys in the utility space. North American rail offers better growth potential at reasonable valuations, as volumes increase and costs are tightly managed.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

Key purchases included Canadian National Railway Company and CSX.
The Fund’s largest sales during the reporting period involved positions in Canadian midstream company Enbridge and Australian based toll road company Transurban Group. Enbridge was sold to reduce the Fund’s midstream exposure, while reflecting a preference for U.S. based names versus Canadian peers. Transurban holdings were reduced given the company’s less attractive outlook versus transportation sector peers in Europe and North America.
How did the Fund’s subsector weightings change during the reporting period?
During the reporting period, we increased the Fund’s exposure to U.S. utilities and North American rail. Utility share purchases occurred in the second half of the reporting period after an historic sell-off in the sector led to notably wide discounts, despite improving fundamental outlooks and a defensive profile overlooked by the market. North American rail offered better growth potential at reasonable valuations, as volumes increased, and costs remained tightly managed.
During the same period, we reduced the Fund’s exposure to Australian toll roads, favoring transports in North America and Europe, given a more favorable combination of fundamental outlook and valuation. We also reduced exposure to midstream after having added to the sector earlier in the reporting period. In particular, we reduced the Fund’s Canadian midstream exposure in favor of U.S. names, while using overall sector strength as an opportunity to reallocate into more attractively priced areas of the universe (i.e., U.S. utilities).
How was the Fund positioned at the end of the reporting period?
As of April 30, 2024, the Fund holds increased exposure to U.S. utilities, which are seeing the benefit from long-term growth in renewable development, as well as rising power demand from data centers and U.S.-based manufacturing. The Fund also holds significant exposure to communications infrastructure, where highly discounted towers offer the potential for a significant rebound in pricing, and where data centers appear likely to benefit from an environment of unprecedented global demand. Conversely, the Fund continues to hold underweight exposure to emerging markets, where significant rerating has occurred and where ongoing regulatory and policy challenges may undermine returns and drive excessive volatility. The Fund is positioned cautiously in North American midstream, given the area’s multiple expansion and a less certain outlook for underlying fundamentals.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay CBRE Global Infrastructure Fund

Portfolio of Investments April 30, 2024†^
	Shares	Value
Common Stocks 100.2%
Australia 1.0%
Atlas Arteria Ltd. (Transportation)	2,385,095	$ 8,007,177
Canada 7.3%
Canadian National Railway Co. (Transportation)	262,920	31,911,744
Pembina Pipeline Corp. (Midstream / Pipelines)	765,988	26,952,718
		58,864,462
China 1.5%
Beijing Enterprises Holdings Ltd. (Utilities)	1,900,300	6,093,019
China Resources Gas Group Ltd. (Utilities)	2,011,500	6,375,788
		12,468,807
France 6.2%
Eiffage SA (Transportation)	149,894	15,997,827
Getlink SE (Transportation)	239,653	4,075,972
Vinci SA (Transportation)	255,853	29,944,923
		50,018,722
Germany 1.3%
E.ON SE (Utilities)	838,310	11,071,393
Italy 3.1%
Enel SpA (Utilities)	3,820,994	25,164,790
Japan 7.1%
Central Japan Railway Co. (Transportation)	346,065	7,924,862
Chubu Electric Power Co., Inc. (Utilities)	1,065,800	13,706,699
East Japan Railway Co. (Transportation)	994,700	18,332,773
West Japan Railway Co. (Transportation)	943,626	17,926,791
		57,891,125
Mexico 2.0%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	355,879	6,481,991
Grupo Aeroportuario del Sureste SAB de CV, Class B (Transportation)	285,319	9,800,853
		16,282,844
Spain 7.6%
Aena SME SA (Transportation) (a)	143,650	26,254,492
Cellnex Telecom SA (Communications)	679,409	22,402,332
Ferrovial SE (Transportation)	353,377	12,691,736
		61,348,560
	Shares	Value

Switzerland 1.4%
Flughafen Zurich AG (Registered) (Transportation)	55,492	$ 11,105,329
United Kingdom 2.9%
National Grid plc (Utilities)	1,219,220	16,005,564
Pennon Group plc (Utilities)	907,130	7,532,058
		23,537,622
United States 58.8%
AES Corp. (The) (Utilities)	1,403,578	25,124,046
ALLETE, Inc. (Utilities)	106,550	6,309,891
American Tower Corp. (Communications)	210,036	36,033,776
American Water Works Co., Inc. (Utilities)	40,482	4,951,758
Atmos Energy Corp. (Utilities)	242,910	28,639,089
California Water Service Group (Utilities)	153,451	7,537,513
CMS Energy Corp. (Utilities)	237,238	14,378,995
Constellation Energy Corp. (Utilities)	27,304	5,076,906
CSX Corp. (Transportation)	1,000,824	33,247,373
Duke Energy Corp. (Utilities)	130,692	12,841,796
Equinix, Inc. (Communications)	19,400	13,795,534
Eversource Energy (Utilities)	67,263	4,077,483
NextEra Energy Partners LP (Utilities) (a)	164,422	4,663,008
NextEra Energy, Inc. (Utilities)	694,792	46,530,220
NiSource, Inc. (Utilities)	435,581	12,135,287
Norfolk Southern Corp. (Transportation)	16,710	3,848,647
OGE Energy Corp. (Utilities)	333,456	11,554,250
PG&E Corp. (Utilities)	1,469,006	25,134,693
Plains GP Holdings LP, Class A (Midstream / Pipelines) (b)	289,780	5,276,894
Portland General Electric Co. (Utilities)	304,221	13,151,474
PPL Corp. (Utilities)	840,543	23,081,311
Revenir Energy Inc. (Midstream / Pipelines) (c)(d)	5,055	44,535
Revenir Energy Inc. (Midstream / Pipelines) (c)(d)	27,942	246,169
SBA Communications Corp. (Communications)	41,151	7,659,024
Sempra (Utilities)	392,458	28,111,767
Southern Co. (The) (Utilities)	200,888	14,765,268
Targa Resources Corp. (Midstream / Pipelines)	294,334	33,571,736
Union Pacific Corp. (Transportation)	17,517	4,154,332
WEC Energy Group, Inc. (Utilities)	370,543	30,621,673
Xcel Energy, Inc. (Utilities)	359,955	19,340,382
		475,904,830
Total Common Stocks (Cost $841,297,982)		811,665,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^ (continued)
	Shares	Value
Short-Term Investments 1.0%
Affiliated Investment Company 0.5%
United States 0.5%
MainStay U.S. Government Liquidity Fund, 5.242% (e)	4,085,506	$ 4,085,506
Unaffiliated Investment Company 0.5%
United States 0.5%
Invesco Government & Agency Portfolio, 5.309% (e)(f)	4,102,524	4,102,524
Total Short-Term Investments (Cost $8,188,030)		8,188,030
Total Investments (Cost $849,486,012)	101.2%	819,853,691
Other Assets, Less Liabilities	(1.2)	(10,039,536)
Net Assets	100.0%	$ 809,814,155

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $30,156,022; the total market value of collateral held by the Fund was $32,742,907. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $28,640,383. The Fund received cash collateral with a value of $4,102,524. (See Note 2(I))
(b)	Non-income producing security.
(c)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $290,704, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Current yield as of April 30, 2024.
(f)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 8,287	$ 236,629	$ (240,830)	$ —	$ —	$ 4,086	$ 214	$ —	4,086
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 8,007,177	$ —	$ 8,007,177
China	—	12,468,807	—	12,468,807
France	—	50,018,722	—	50,018,722
Germany	—	11,071,393	—	11,071,393
Italy	—	25,164,790	—	25,164,790
Japan	—	57,891,125	—	57,891,125
Spain	—	61,348,560	—	61,348,560
Switzerland	—	11,105,329	—	11,105,329
United Kingdom	—	23,537,622	—	23,537,622
All Other Countries	550,761,432	—	290,704	551,052,136
Total Common Stocks	550,761,432	260,613,525	290,704	811,665,661
Short-Term Investments
Affiliated Investment Company	4,085,506	—	—	4,085,506
Unaffiliated Investment Company	4,102,524	—	—	4,102,524
Total Short-Term Investments	8,188,030	—	—	8,188,030
Total Investments in Securities	$ 558,949,462	$ 260,613,525	$ 290,704	$ 819,853,691

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Fund’s investments by sector.
Sector Diversification
	Value	Percent † ^
Utilities	$423,976,121	52.3%
Transportation	241,706,822	29.9
Communications	79,890,666	9.9
Midstream / Pipelines	66,092,052	8.1
	811,665,661	100.2
Short-Term Investments	8,188,030	1.0
Other Assets, Less Liabilities	(10,039,536)	(1.2)
Net Assets	$809,814,155	100.0%

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $845,400,506) including securities on loan of $30,156,022	$ 815,768,185
Investment in affiliated investment companies, at value (identified cost $4,085,506)	4,085,506
Receivables:
Investment securities sold	4,810,916
Dividends	1,805,770
Fund shares sold	446,686
Other assets	42,641
Total assets	826,959,704
Liabilities
Cash collateral received for securities on loan	4,102,524
Due to custodian	2,804
Payables:
Fund shares redeemed	6,236,675
Investment securities purchased	5,814,713
Manager (See Note 3)	530,659
Transfer agent (See Note 3)	261,336
Custodian	114,928
Professional fees	28,797
NYLIFE Distributors (See Note 3)	26,883
Shareholder communication	7,488
Trustees	1,871
Securities lending	967
Accrued expenses	15,904
Total liabilities	17,145,549
Net assets	$ 809,814,155
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 67,443
Additional paid-in-capital	1,128,519,439
1,128,586,882
Total distributable earnings (loss)	(318,772,727)
Net assets	$ 809,814,155
Class A
Net assets applicable to outstanding shares	$ 74,696,371
Shares of beneficial interest outstanding	6,226,106
Net asset value per share outstanding	$ 12.00
Maximum sales charge (5.50% of offering price)	0.70
Maximum offering price per share outstanding	$ 12.70
Investor Class
Net assets applicable to outstanding shares	$ 1,830,194
Shares of beneficial interest outstanding	152,628
Net asset value per share outstanding	$ 11.99
Maximum sales charge (5.00% of offering price)	0.63
Maximum offering price per share outstanding	$ 12.62
Class C
Net assets applicable to outstanding shares	$ 12,951,138
Shares of beneficial interest outstanding	1,084,738
Net asset value and offering price per share outstanding	$ 11.94
Class I
Net assets applicable to outstanding shares	$719,565,817
Shares of beneficial interest outstanding	59,915,054
Net asset value and offering price per share outstanding	$ 12.01
Class R6
Net assets applicable to outstanding shares	$ 770,635
Shares of beneficial interest outstanding	64,170
Net asset value and offering price per share outstanding	$ 12.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Fund

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,390,077)	$ 45,718,504
Securities lending, net	217,320
Dividends-affiliated	213,945
Total income	46,149,769
Expenses
Manager (See Note 3)	11,111,819
Transfer agent (See Note 3)	1,612,754
Distribution/Service—Class A (See Note 3)	217,349
Distribution/Service—Investor Class (See Note 3)	5,050
Distribution/Service—Class C (See Note 3)	163,159
Custodian	221,446
Professional fees	168,632
Registration	127,392
Shareholder communication	99,536
Interest expense	52,624
Trustees	35,186
Miscellaneous	108,416
Total expenses before waiver/reimbursement	13,923,363
Expense waiver/reimbursement from Manager (See Note 3)	(740,023)
Net expenses	13,183,340
Net investment income (loss)	32,966,429
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,874,966)
Foreign currency transactions	(674,561)
Net realized gain (loss)	(17,549,527)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(117,056,300)
Translation of other assets and liabilities in foreign currencies	(38,784)
Net change in unrealized appreciation (depreciation)	(117,095,084)
Net realized and unrealized gain (loss)	(134,644,611)
Net increase (decrease) in net assets resulting from operations	$(101,678,182)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 32,966,429	$ 33,878,395
Net realized gain (loss)	(17,549,527)	(54,492,022)
Net change in unrealized appreciation (depreciation)	(117,095,084)	37,646,073
Net increase (decrease) in net assets resulting from operations	(101,678,182)	17,032,446
Distributions to shareholders:
Class A	(2,021,502)	(2,556,120)
Investor Class	(45,349)	(62,277)
Class C	(257,373)	(402,553)
Class I	(31,290,461)	(53,898,639)
Class R6	(19,292)	(278,160)
	(33,633,977)	(57,197,749)
Distributions to shareholders from return of capital:
Class A	(119,559)	—
Investor Class	(2,682)	—
Class C	(15,222)	—
Class I	(1,850,630)	—
Class R6	(1,141)	—
	(1,989,234)	—
Total distributions to shareholders	(35,623,211)	(57,197,749)
Capital share transactions:
Net proceeds from sales of shares	333,000,488	1,009,200,139
Net asset value of shares issued to shareholders in reinvestment of distributions	28,307,017	39,221,114
Cost of shares redeemed	(1,522,454,912)	(553,345,710)
Increase (decrease) in net assets derived from capital share transactions	(1,161,147,407)	495,075,543
Net increase (decrease) in net assets	(1,298,448,800)	454,910,240
Net Assets
Beginning of year	2,108,262,955	1,653,352,715
End of year	$ 809,814,155	$2,108,262,955
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				November 1, 2019 through April 30,	Year Ended October 31,
Class A	2024	2023	2022	2021	2020 #	2019
Net asset value at beginning of period	$ 12.80	$ 13.11	$ 12.81	$ 10.39	$ 11.99	$ 10.04
Net investment income (loss)	0.25(a)	0.19(a)	0.23(a)	0.16(a)	0.07(a)	0.16
Net realized and unrealized gain (loss)	(0.76)	(0.17)	0.26	2.42	(1.30)	2.12
Total from investment operations	(0.51)	0.02	0.49	2.58	(1.23)	2.28
Less distributions:
From net investment income	(0.27)	(0.21)	(0.19)	(0.16)	(0.06)	(0.17)
From net realized gain on investments	—	(0.12)	—	—	(0.29)	(0.16)
Return of capital	(0.02)	—	—	—	(0.02)	—
Total distributions	(0.29)	(0.33)	(0.19)	(0.16)	(0.37)	(0.33)
Net asset value at end of period	$ 12.00	$ 12.80	$ 13.11	$ 12.81	$ 10.39	$ 11.99
Total investment return (b)	(3.95)%	0.33%	3.91%	25.04%	(10.57)%	23.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	1.50%	1.75%	1.35%	1.32%††	1.51%
Net expenses	1.28% (c)(d)	1.27%(c)	1.26%(c)	1.29%(c)	1.32%†† (c)(d)	1.35%
Expenses (before waiver/reimbursement)	1.28% (c)(d)	1.27%(c)	1.26%(c)	1.35%(c)	1.54%†† (c)(d)	1.56%
Portfolio turnover rate	47%	43%	32%	51%	49%	53%
Net assets at end of period (in 000's)	$ 74,696	$ 102,258	$ 88,715	$ 45,642	$ 11,237	$ 11,700

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,				February 24, 2020^ through April 30,
Investor Class	2024	2023	2022	2021	2020
Net asset value at beginning of period	$ 12.80	$ 13.11	$ 12.80	$ 10.38	$ 12.50
Net investment income (loss) (a)	0.24	0.19	0.23	0.13	(0.00)‡
Net realized and unrealized gain (loss)	(0.76)	(0.17)	0.26	2.43	(2.08)
Total from investment operations	(0.52)	0.02	0.49	2.56	(2.08)
Less distributions:
From net investment income	(0.27)	(0.21)	(0.18)	(0.14)	(0.03)
From net realized gain on investments	—	(0.12)	—	—	—
Return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(0.29)	(0.33)	(0.18)	(0.14)	(0.04)
Net asset value at end of period	$ 11.99	$ 12.80	$ 13.11	$ 12.80	$ 10.38
Total investment return (b)	(4.09)%	0.34%	3.85%	24.87%	(16.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.49%	1.77%	1.11%	(0.12)%††
Net expenses (c)	1.35%(d)	1.29%	1.31%	1.45%	1.45%††
Expenses (before waiver/reimbursement) (c)	1.35%(d)	1.29%	1.31%	1.76%	1.67%††
Portfolio turnover rate	47%	43%	32%	51%	49%
Net assets at end of period (in 000's)	$ 1,830	$ 2,338	$ 2,430	$ 2,159	$ 106

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				November 1, 2019 through April 30, 2020#	February 28, 2019^ through October 31,
Class C	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 12.74	$ 13.04	$ 12.75	$ 10.37	$ 11.96	$ 10.82
Net investment income (loss) (a)	0.16	0.09	0.12	0.06	0.03	0.04
Net realized and unrealized gain (loss)	(0.77)	(0.16)	0.27	2.42	(1.29)	1.22
Total from investment operations	(0.61)	(0.07)	0.39	2.48	(1.26)	1.26
Less distributions:
From net investment income	(0.18)	(0.11)	(0.10)	(0.10)	(0.03)	(0.12)
From net realized gain on investments	—	(0.12)	—	—	(0.29)	—
Return of capital	(0.01)	—	—	—	(0.01)	—
Total distributions	(0.19)	(0.23)	(0.10)	(0.10)	(0.33)	(0.12)
Net asset value at end of period	$ 11.94	$ 12.74	$ 13.04	$ 12.75	$ 10.37	$ 11.96
Total investment return (b)	(4.76)%	(0.42)%	3.11%	24.04%	(10.89)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	0.74%	0.89%	0.52%	0.58%††	0.46%††
Net expenses	2.08% (c)(d)	2.04%(c)	2.06%(c)	2.08%(c)	2.09%†† (c)(d)	2.10%††
Expenses (before waiver/reimbursement)	2.10% (c)(d)	2.04%(c)	2.06%(c)	2.51%(c)	2.36%†† (c)(d)	2.31%††
Portfolio turnover rate	47%	43%	32%	51%	49%	53%
Net assets at end of period (in 000's)	$ 12,951	$ 20,401	$ 24,119	$ 11,522	$ 992	$ 1,048

#	The Fund changed its fiscal year end from October 31 to April 30.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,				November 1, 2019 through April 30, 2020#	Year Ended October 31,
Class I	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 12.81	$ 13.12	$ 12.82	$ 10.39	$ 11.99	$ 10.04
Net investment income (loss)	0.31(a)	0.22(a)	0.27(a)	0.21(a)	0.09(a)	0.20
Net realized and unrealized gain (loss)	(0.78)	(0.16)	0.26	2.41	(1.30)	2.11
Total from investment operations	(0.47)	0.06	0.53	2.62	(1.21)	2.31
Less distributions:
From net investment income	(0.31)	(0.25)	(0.23)	(0.19)	(0.08)	(0.20)
From net realized gain on investments	—	(0.12)	—	—	(0.29)	(0.16)
Return of capital	(0.02)	—	—	—	(0.02)	—
Total distributions	(0.33)	(0.37)	(0.23)	(0.19)	(0.39)	(0.36)
Net asset value at end of period	$ 12.01	$ 12.81	$ 13.12	$ 12.82	$ 10.39	$ 11.99
Total investment return (b)	(3.64)%	0.63%	4.19%	25.46%	(10.46)%	23.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%	1.79%	2.09%	1.78%	1.59%††	1.83%
Net expenses	0.97% (c)(d)	0.97%(c)	0.97%(c)	0.97%(c)	1.05%†† (c)(d)	1.10%
Expenses (before waiver/reimbursement)	1.03% (c)(d)	1.02%(c)	1.01%(c)	1.10%(c)	1.18%†† (c)(d)	1.14%
Portfolio turnover rate	47%	43%	32%	51%	49%	53%
Net assets at end of period (in 000's)	$ 719,566	$ 1,982,388	$ 1,527,548	$ 465,299	$ 208,291	$ 225,176

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				February 24, 2020^ through April 30,
Class R6	2024	2023	2022	2021	2020
Net asset value at beginning of period	$ 12.82	$ 13.12	$ 12.82	$ 10.39	$ 12.51
Net investment income (loss) (a)	0.30	0.23	0.35	0.17	0.02
Net realized and unrealized gain (loss)	(0.77)	(0.15)	0.19	2.45	(2.11)
Total from investment operations	(0.47)	0.08	0.54	2.62	(2.09)
Less distributions:
From net investment income	(0.32)	(0.26)	(0.24)	(0.19)	(0.02)
From net realized gain on investments	—	(0.12)	—	—	—
Return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(0.34)	(0.38)	(0.24)	(0.19)	(0.03)
Net asset value at end of period	$ 12.01	$ 12.82	$ 13.12	$ 12.82	$ 10.39
Total investment return (b)	(3.65)%	0.78%	4.23%	25.50%	(16.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%	1.80%	2.63%	1.47%	0.85%††
Net expenses (c)	0.92%(d)	0.89%	0.91%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.92%(d)	0.89%	0.91%	1.02%	1.13%††
Portfolio turnover rate	47%	43%	32%	51%	49%
Net assets at end of period (in 000's)	$ 771	$ 878	$ 10,541	$ 350	$ 21

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Global Infrastructure Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 16, 2013
Investor Class	February 24, 2020
Class C	February 28, 2019
Class I	June 28, 2013
Class R6	February 24, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent

22	MainStay CBRE Global Infrastructure Fund

buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
23

Notes to Financial Statements (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

24	MainStay CBRE Global Infrastructure Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Fund may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure
25

Notes to Financial Statements (continued)
standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Effective August 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% on assets up to $3 billion and 0.84% on assets over $3 billion. During the year ended April 30, 2024, the effective management fee rate was 0.85% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.33%; Investor Class, 1.45%; Class C, 2.08%; Class I, 0.97%; and Class R6, 0.95%. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $11,111,819 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $740,023 and paid the Subadvisor fees in the amount of $5,185,898.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C

26	MainStay CBRE Global Infrastructure Fund

shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2024, were $15,585 and $307, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2024, of $2,316 and $1,230, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 102,726	$—
Investor Class	3,765	—
Class C	30,412	—
Class I	1,475,821	—
Class R6	30	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,471	3.4%
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$858,373,659	$30,117,173	$(68,633,994)	$(38,516,821)
As of April 30, 2024, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(280,207,183)	$(5,344)	$(38,560,200)	$(318,772,727)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $280,207,183 is limited to $405,362 on an annual basis to offset any net realized capital gains. This limitation is due to Internal Revenue Code Sections 381-384. Capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund subject to the limitation described above.
Total Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$162,526	$117,681
During the years ended April 30, 2024 and April 30, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2024	2023
Distributions paid from:
Ordinary Income	$33,633,977	$43,678,063
Long-Term Capital Gains	—	13,519,686
Return of Capital	1,989,234	—
Total	$35,623,211	$57,197,749
27

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2024, the Fund utilized the line of credit for 18 days, maintained an average daily balance of $17,013,222, at a weighted average interest rate of 6.24% and incurred interest expense in the amount of $52,624. As of April 30, 2024, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $616,396 and $1,766,513, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2024 and April 30, 2023, were as follows:
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,157,135	$ 13,974,446
Shares issued to shareholders in reinvestment of distributions	170,238	2,047,863
Shares redeemed	(2,923,713)	(34,788,721)
Net increase (decrease) in shares outstanding before conversion	(1,596,340)	(18,766,412)
Shares converted into Class A (See Note 1)	15,014	182,981
Shares converted from Class A (See Note 1)	(181,170)	(2,128,345)
Net increase (decrease)	(1,762,496)	$ (20,711,776)
Year ended April 30, 2023:
Shares sold	2,929,490	$ 37,054,021
Shares issued to shareholders in reinvestment of distributions	201,420	2,470,392
Shares redeemed	(1,847,772)	(22,767,505)
Net increase (decrease) in shares outstanding before conversion	1,283,138	16,756,908
Shares converted into Class A (See Note 1)	13,183	168,235
Shares converted from Class A (See Note 1)	(73,115)	(935,517)
Net increase (decrease)	1,223,206	$ 15,989,626

28	MainStay CBRE Global Infrastructure Fund

Investor Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	8,414	$ 101,043
Shares issued to shareholders in reinvestment of distributions	3,899	46,883
Shares redeemed	(39,443)	(477,960)
Net increase (decrease) in shares outstanding before conversion	(27,130)	(330,034)
Shares converted into Investor Class (See Note 1)	7,269	88,270
Shares converted from Investor Class (See Note 1)	(10,231)	(124,787)
Net increase (decrease)	(30,092)	$ (366,551)
Year ended April 30, 2023:
Shares sold	27,154	$ 345,340
Shares issued to shareholders in reinvestment of distributions	4,981	61,132
Shares redeemed	(33,754)	(421,376)
Net increase (decrease) in shares outstanding before conversion	(1,619)	(14,904)
Shares converted into Investor Class (See Note 1)	7,674	95,996
Shares converted from Investor Class (See Note 1)	(8,634)	(110,489)
Net increase (decrease)	(2,579)	$ (29,397)

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	90,829	$ 1,096,946
Shares issued to shareholders in reinvestment of distributions	22,323	268,172
Shares redeemed	(622,121)	(7,388,629)
Net increase (decrease) in shares outstanding before conversion	(508,969)	(6,023,511)
Shares converted from Class C (See Note 1)	(8,083)	(97,556)
Net increase (decrease)	(517,052)	$ (6,121,067)
Year ended April 30, 2023:
Shares sold	277,436	$ 3,481,910
Shares issued to shareholders in reinvestment of distributions	32,416	398,277
Shares redeemed	(547,298)	(6,677,519)
Net increase (decrease) in shares outstanding before conversion	(237,446)	(2,797,332)
Shares converted from Class C (See Note 1)	(10,193)	(127,321)
Net increase (decrease)	(247,639)	$ (2,924,653)

Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	26,467,321	$ 317,616,803
Shares issued to shareholders in reinvestment of distributions	2,158,898	25,925,416
Shares redeemed	(123,587,468)	(1,479,515,568)
Net increase (decrease) in shares outstanding before conversion	(94,961,249)	(1,135,973,349)
Shares converted into Class I (See Note 1)	180,895	2,128,345
Shares converted from Class I (See Note 1)	(4,017)	(48,908)
Net increase (decrease)	(94,784,371)	$(1,133,893,912)
Year ended April 30, 2023:
Shares sold	76,586,421	$ 967,256,332
Shares issued to shareholders in reinvestment of distributions	2,936,803	36,014,942
Shares redeemed	(41,280,583)	(512,768,856)
Net increase (decrease) in shares outstanding before conversion	38,242,641	490,502,418
Shares converted into Class I (See Note 1)	73,057	935,517
Shares converted from Class I (See Note 1)	(2,086)	(26,421)
Net increase (decrease)	38,313,612	$ 491,411,514

Class R6	Shares	Amount
Year ended April 30, 2024:
Shares sold	17,854	$ 211,250
Shares issued to shareholders in reinvestment of distributions	1,549	18,683
Shares redeemed	(23,714)	(284,034)
Net increase (decrease)	(4,311)	$ (54,101)
Year ended April 30, 2023:
Shares sold	83,285	$ 1,062,536
Shares issued to shareholders in reinvestment of distributions	22,623	276,371
Shares redeemed	(840,682)	(10,710,454)
Net increase (decrease)	(734,774)	$ (9,371,547)

Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
29

Notes to Financial Statements (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay CBRE Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Global Infrastructure Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period ended April 30, 2024, the period from November 1, 2019 through April 30, 2020 or the period then ended, and the year ended October 31, 2019 or the period from February 28, 2019 through October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended April 30, 2024, the period from November 1, 2019 through April 30, 2020 or the period then ended, and the year ended October 31, 2019 or the period from February 28, 2019 through October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2024
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Global Infrastructure Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, CBRE personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

32	MainStay CBRE Global Infrastructure Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by CBRE, evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at CBRE.  The Board considered New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered CBRE’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of CBRE and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of CBRE’s relationship with the Fund, the Board considered information from New York Life Investments that CBRE’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE, and profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with

34	MainStay CBRE Global Infrastructure Fund

the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to CBRE and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life
Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
36	MainStay CBRE Global Infrastructure Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended April 30, 2024, the Fund designated approximately $35,623,211 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended April 30, 2024 should be multiplied by 52.71% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2025, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2024. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2024.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
38	MainStay CBRE Global Infrastructure Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	84	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	84	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	84	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
40	MainStay CBRE Global Infrastructure Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
42	MainStay CBRE Global Infrastructure Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022125 MS081-24	MSCBGI11-06/24
(NYLIM) NL479

MainStay CBRE Real Estate Fund

Message from the President and Annual Report
April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets generally gained ground during the 12-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, for most of the period, as central banks struggled to bring inflation under control. In late-2023, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.0% and 3.7%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced solid gains during the reporting period, reaching record levels in March 2024. A preponderance of the Index’s gains were generated by a relatively small number of growth-oriented, mega-cap stocks in the communication services and information technology sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened late in the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced mixed results. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield, a pattern often viewed as indicative of an impending economic slowdown. Long-term Treasury bonds declined early in the reporting period amid the prevailing environment of macroeconomic uncertainty and rising interest rates, although they later regained some of the lost ground as interest rates stabilized. Corporate bonds produced stronger returns than Treasury securities, driven by more attractive valuations and income opportunities after years of low yields and tight credit spreads. Among corporates, markets generally rewarded longer duration and lower credit quality as investors sought higher yields, despite the added risks implicit in an uptick in default rates. International bond markets also produced mixed returns, with emerging-markets debt advancing over their developed-markets counterparts.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-term focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.50% Initial Sales Charge	With sales charges	12/20/2002	-6.97%	1.43%	3.98%	1.35%
		Excluding sales charges		-1.56	2.64	4.60	1.35
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/24/2020	-6.53	N/A	-1.88	1.29
		Excluding sales charges		-1.61	N/A	-0.55	1.29
Class C Shares[3]	Maximum 1.00% CDSC	With sales charges	1/17/2003	-3.23	1.88	3.78	2.04
	If Redeemed Within One Year of Purchase	Excluding sales charges		-2.27	1.88	3.78	2.04
Class I Shares[3]	No Sales Charge		12/31/1996	-1.16	3.01	4.92	1.10
Class R6 Shares[3]	No Sales Charge		7/3/2014	-1.17	3.09	4.72	0.82

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares, Class C shares, Class I shares, and Class R6 shares, reflect the historical performance of the then-existing Class A shares, Class C shares, Class I shares, and Class R6 shares of the Voya Real Estate Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.50%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
FTSE NAREIT All Equity REITs Index[1]	-0.82%	2.31%	5.74%
CBRE Real Estate Tiered Index[2]	-0.82	1.48	4.80
MSCI U.S. REIT® Index[3]	1.74	2.68	5.42
Morningstar Real Estate Category Average[4]	0.34	1.88	4.76

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
2.	The returns for the CBRE Real Estate Tiered Index represent the returns of the MSCI U.S. REIT® Index prior to January 1, 2021 and the returns of the FTSE NAREIT All Equity REITs Index thereafter.
3.	The MSCI U.S. REIT® Index is a free float adjusted market capitalization weighted index that is comprised of Equity REITs. The MSCI U.S. REIT® Index is based on the MSCI USA Investable Market Index, its parent index, which captures the large, mid and small cap segments of the U.S. market.
4.	The Morningstar Real Estate Category Average is representative of funds that invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, healthcare, hotel, industrial, mortgage, office, and shopping center REITs. Some funds in this category also invest in real estate operating companies. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Real Estate Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Real Estate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,116.80	$ 6.21	$1,019.00	$5.92	1.18%
Investor Class Shares	$1,000.00	$1,116.70	$ 6.37	$1,018.85	$6.07	1.21%
Class C Shares	$1,000.00	$1,111.50	$10.13	$1,015.27	$9.67	1.93%
Class I Shares	$1,000.00	$1,118.10	$ 4.37	$1,020.74	$4.17	0.83%
Class R6 Shares	$1,000.00	$1,118.60	$ 3.90	$1,021.18	$3.72	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Sector Composition as of April 30, 2024 (Unaudited)
Net Lease Properties	17.0%
Residential	13.8
Technology Towers	12.7
Healthcare Facilities	10.3
Self Storage Property	9.5
Industrial Properties	8.1
Technology Datacenters	7.2
Enclosed Malls	6.1
Community Shopping Centers	5.6%
Hotels	5.2
Office Buildings	2.5
Timber	1.6
Short–Term Investments	1.4
Other Assets, Less Liabilities	–1.0
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Public Storage
2.	Realty Income Corp.
3.	Equinix, Inc.
4.	Welltower, Inc.
5.	American Tower Corp.
6.	Simon Property Group, Inc.
7.	Prologis, Inc.
8.	VICI Properties, Inc.
9.	Invitation Homes, Inc.
10.	Rexford Industrial Realty, Inc.

8	MainStay CBRE Real Estate Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Joseph P. Smith, CFA, Jonathan Miniman, CFA, and Kenneth S. Weinberg, CFA, of CBRE Investment Management Listed Real Assets LLC.
How did MainStay CBRE Real Estate Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay CBRE Real Estate Fund returned −1.16%, underperforming the −0.82% return of the Fund’s primary benchmark, the FTSE Nareit All Equity REITs Index, the −0.82% return of the CBRE Real Estate Tiered Index, which is Fund’s secondary benchmark; and the 1.74% return of MSCI U.S. REIT® Index, which is an additional benchmark of the Fund. Over the same period, Class I shares also underperformed the 0.34% return of the Morningstar Real Estate Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed  the FTSE Nareit All Equity REITs Index gross of fees by approximately 48 basis points. Positive property sector allocation attribution drove the outperformance versus the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest positive contributions to the Fund’s relative performance from a sector allocation perspective came from net lease properties, hotels and malls. (Contributions take weightings and total returns into account.) The weakest relative contributors to performance included storage facilities, data centers and office properties.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included positions in Park Hotels & Resorts (hotels; +53.8%), The Macerich Company (malls; +46.2%) and Tricon Residential (residential; +39.4%). The Fund’s weakest-performing positions on an absolute basis included Crown Castle (cell towers; -19.0%), NexPoint Residential (residential; -21.1%); and Rexford Industrial Realty (industrial; -20.8%).
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchase during the reporting period comprised shares in net lease company Realty Income, which exhibited a combination of improving growth characteristics and reasonable relative value after a period of material underperformance. The Fund’s second largest purchase involved shares of industrial REIT Public Storage, an industry leader with a superior balance sheet, representing attractive value. The Fund’s largest sales during the same period consisted of holdings in data center REIT Digital Realty Trust, which we reduced to zero on valuation concerns after strong relative performance, and industrial REIT Prologis, which we exited in favor of more attractive relative values.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure most substantially to the net lease and cell towers sectors, areas where we found attractive relative valuations after periods of material underperformance, combined with bottoming/improving outlooks for earnings growth. During the same period, the Fund reduced its exposure most substantially to the residential and data center sectors. We reduced residential exposure as the result of a moderating earnings growth outlook. We reduced exposure to data centers after significant outperformance.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2024, the Fund holds its most overweight positions relative to the FTSE Nareit All Equity REITs Index in the net lease, storage and hotels sectors. As of the same date, the Fund holds its most significantly underweight positions in the industrial, data centers and residential sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2024†^
	Shares	Value
Common Stocks 99.6%
Community Shopping Centers 5.6%
Brixmor Property Group, Inc.	268,736	$ 5,939,065
Federal Realty Investment Trust	47,133	4,909,845
Kite Realty Group Trust	65,806	1,434,571
Retail Opportunity Investments Corp.	194,456	2,385,975
		14,669,456
Enclosed Malls 6.1%
Macerich Co. (The)	144,544	1,988,926
Simon Property Group, Inc.	99,893	14,037,963
		16,026,889
Healthcare Facilities 10.3%
Alexandria Real Estate Equities, Inc.	63,114	7,313,019
Healthpeak Properties, Inc.	281,685	5,242,158
Welltower, Inc.	152,972	14,575,172
		27,130,349
Hotels 5.2%
Hilton Worldwide Holdings, Inc.	10,361	2,044,018
Host Hotels & Resorts, Inc.	355,386	6,706,134
Park Hotels & Resorts, Inc.	151,690	2,446,760
Sunstone Hotel Investors, Inc.	238,202	2,429,660
		13,626,572
Industrial Properties 8.1%
Prologis, Inc.	113,620	11,594,921
Rexford Industrial Realty, Inc.	225,459	9,651,900
		21,246,821
Net Lease Properties 17.0%
Agree Realty Corp.	92,570	5,296,855
Broadstone Net Lease, Inc.	142,726	2,078,091
Four Corners Property Trust, Inc.	128,566	3,014,873
NETSTREIT Corp. (a)	173,605	2,925,244
Realty Income Corp.	372,788	19,959,070
VICI Properties, Inc.	404,779	11,556,440
		44,830,573
Office Buildings 2.5%
Cousins Properties, Inc.	98,353	2,256,218
Empire State Realty Trust, Inc., Class A	98,410	895,531
Highwoods Properties, Inc.	136,850	3,585,470
		6,737,219
Residential 13.8%
AvalonBay Communities, Inc.	43,675	8,279,470
Camden Property Trust	35,822	3,570,737
Elme Communities	114,483	1,735,562
Independence Realty Trust, Inc.	121,510	1,916,213
	Shares	Value

Residential (continued)
Invitation Homes, Inc.	302,142	$ 10,333,256
Sun Communities, Inc.	76,057	8,466,665
Veris Residential, Inc.	141,594	2,040,370
		36,342,273
Self Storage Property 9.5%
CubeSmart	122,265	4,944,396
Public Storage	77,804	20,186,248
		25,130,644
Technology Datacenters 7.2%
Equinix, Inc.	26,810	19,064,859
Technology Towers 12.7%
American Tower Corp.	84,360	14,472,802
Crown Castle, Inc.	102,243	9,588,348
SBA Communications Corp.	50,606	9,418,789
		33,479,939
Timber 1.6%
Weyerhaeuser Co.	142,530	4,300,130
Total Common Stocks (Cost $249,198,680)		262,585,724
Short-Term Investments 1.4%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	1,748,227	1,748,227
Unaffiliated Investment Company 0.7%
Invesco Government & Agency Portfolio, 5.309% (b)(c)	1,988,184	1,988,184
Total Short-Term Investments (Cost $3,736,411)		3,736,411
Total Investments (Cost $252,935,091)	101.0%	266,322,135
Other Assets, Less Liabilities	(1.0)	(2,548,731)
Net Assets	100.0%	$ 263,773,404

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $1,898,068. The Fund received cash collateral with a value of $1,988,184. (See Note 2(H))
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay CBRE Real Estate Fund

(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 474	$ 62,409	$ (61,135)	$ —	$ —	$ 1,748	$ 75	$ —	1,748
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 262,585,724	$ —	$ —	$ 262,585,724
Short-Term Investments
Affiliated Investment Company	1,748,227	—	—	1,748,227
Unaffiliated Investment Company	1,988,184	—	—	1,988,184
Total Short-Term Investments	3,736,411	—	—	3,736,411
Total Investments in Securities	$ 266,322,135	$ —	$ —	$ 266,322,135

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $251,186,864) including securities on loan of $1,898,068	$264,573,908
Investment in affiliated investment companies, at value (identified cost $1,748,227)	1,748,227
Receivables:
Investment securities sold	1,076,308
Dividends	260,984
Fund shares sold	161,282
Securities lending	331
Other assets	53,519
Total assets	267,874,559
Liabilities
Cash collateral received for securities on loan	1,988,184
Payables:
Investment securities purchased	1,438,842
Fund shares redeemed	330,789
Transfer agent (See Note 3)	152,833
Manager (See Note 3)	108,413
Shareholder communication	39,463
NYLIFE Distributors (See Note 3)	26,510
Custodian	9,667
Professional fees	4,142
Trustees	166
Accrued expenses	2,146
Total liabilities	4,101,155
Net assets	$263,773,404
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 31,225
Additional paid-in-capital	284,392,732
284,423,957
Total distributable earnings (loss)	(20,650,553)
Net assets	$263,773,404
Class A
Net assets applicable to outstanding shares	$115,012,645
Shares of beneficial interest outstanding	15,474,191
Net asset value per share outstanding	$ 7.43
Maximum sales charge (5.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 7.86
Investor Class
Net assets applicable to outstanding shares	$ 177,856
Shares of beneficial interest outstanding	23,965
Net asset value per share outstanding	$ 7.42
Maximum sales charge (5.00% of offering price)	0.39
Maximum offering price per share outstanding	$ 7.81
Class C
Net assets applicable to outstanding shares	$ 2,289,689
Shares of beneficial interest outstanding	259,554
Net asset value and offering price per share outstanding	$ 8.82
Class I
Net assets applicable to outstanding shares	$129,631,782
Shares of beneficial interest outstanding	13,705,993
Net asset value and offering price per share outstanding	$ 9.46
Class R6
Net assets applicable to outstanding shares	$ 16,661,432
Shares of beneficial interest outstanding	1,761,437
Net asset value and offering price per share outstanding	$ 9.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Real Estate Fund

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $19,770)	$ 9,532,411
Dividends-affiliated	75,003
Securities lending, net	1,530
Total income	9,608,944
Expenses
Manager (See Note 3)	2,127,387
Transfer agent (See Note 3)	903,320
Distribution/Service—Class A (See Note 3)	319,885
Distribution/Service—Investor Class (See Note 3)	497
Distribution/Service—Class C (See Note 3)	31,696
Distribution/Service—Class R3 (See Note 3)(a)	5,242
Professional fees	118,917
Registration	99,199
Custodian	21,091
Trustees	7,233
Shareholder service (See Note 3)	1,049
Miscellaneous	11,702
Total expenses before waiver/reimbursement	3,647,218
Expense waiver/reimbursement from Manager (See Note 3)	(818,172)
Net expenses	2,829,046
Net investment income (loss)	6,779,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,273,673)
Foreign currency transactions	(4,165)
Net realized gain (loss)	(3,277,838)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,946,563)
Translation of other assets and liabilities in foreign currencies	3,236
Net change in unrealized appreciation (depreciation)	(7,943,327)
Net realized and unrealized gain (loss)	(11,221,165)
Net increase (decrease) in net assets resulting from operations	$ (4,441,267)

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,779,898	$ 7,106,413
Net realized gain (loss)	(3,277,838)	(28,590,861)
Net change in unrealized appreciation (depreciation)	(7,943,327)	(56,029,421)
Net increase (decrease) in net assets resulting from operations	(4,441,267)	(77,513,869)
Distributions to shareholders:
Class A	(3,667,616)	(44,659,487)
Investor Class	(5,827)	(58,405)
Class C	(55,598)	(1,221,063)
Class I	(3,313,443)	(43,591,182)
Class R3(a)	(33,448)	(562,871)
Class R6	(432,409)	(4,440,769)
	(7,508,341)	(94,533,777)
Distributions to shareholders from return of capital:
Class A	(646,620)	(872,279)
Investor Class	(1,027)	(1,141)
Class C	(9,802)	(23,850)
Class I	(584,177)	(851,413)
Class R3 (a)	(5,897)	(10,994)
Class R6	(76,236)	(86,736)
	(1,323,759)	(1,846,413)
Total distributions to shareholders	(8,832,100)	(96,380,190)
Capital share transactions:
Net proceeds from sales of shares	63,622,671	48,489,555
Net asset value of shares issued to shareholders in reinvestment of distributions	8,053,181	90,519,704
Cost of shares redeemed	(103,337,970)	(123,743,106)
Increase (decrease) in net assets derived from capital share transactions	(31,662,118)	15,266,153
Net increase (decrease) in net assets	(44,935,485)	(158,627,906)
Net Assets
Beginning of year	308,708,889	467,336,795
End of year	$ 263,773,404	$ 308,708,889

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				June 1 2019 through April 30, 2020#	Year Ended May 31,
Class A	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 7.81	$ 13.38	$ 12.20	$ 8.97	$ 12.32	$ 14.43
Net investment income (loss) (a)	0.17	0.18	0.13	0.16	0.18	0.21
Net realized and unrealized gain (loss)	(0.29)	(2.45)	1.47	3.59	(1.52)	1.29
Total from investment operations	(0.12)	(2.27)	1.60	3.75	(1.34)	1.50
Less distributions:
From net investment income	(0.22)	(0.39)	(0.24)	(0.20)	(0.26)	(0.21)
From net realized gain on investments	—	(2.85)	(0.18)	—	(1.32)	(3.40)
Return of capital	(0.04)	(0.06)	—	(0.32)	(0.43)	—
Total distributions	(0.26)	(3.30)	(0.42)	(0.52)	(2.01)	(3.61)
Net asset value at end of period	$ 7.43	$ 7.81	$ 13.38	$ 12.20	$ 8.97	$ 12.32
Total investment return (b)	(1.56)%	(16.94)%	13.06%	42.72%	(13.80)%	12.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%	1.79%	0.96%	1.64%	1.69%††	1.58%
Net expenses	1.18%(c)	1.18%(c)	1.18%(c)	1.18%(c)	1.17%†† (c)(d)	1.24%
Expenses (before waiver/reimbursement)	1.43%(c)	1.35%(c)	1.30%(c)	1.45%(c)	1.36%†† (c)(d)	1.31%
Portfolio turnover rate	78%	65%	70%	93%	88%	82%
Net assets at end of period (in 000's)	$ 115,013	$ 137,276	$ 193,441	$ 177,328	$ 149,970	$ 89,037

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended April 30,				February 24, 2020^ through April 30, 2020
Investor Class	2024	2023	2022	2021
Net asset value at beginning of period	$ 7.80	$ 13.39	$ 12.19	$ 8.97	$ 12.17
Net investment income (loss) (a)	0.17	0.18	0.13	0.15	(0.04)
Net realized and unrealized gain (loss)	(0.29)	(2.46)	1.48	3.58	(3.10)
Total from investment operations	(0.12)	(2.28)	1.61	3.73	(3.14)
Less distributions:
From net investment income	(0.22)	(0.40)	(0.23)	(0.20)	(0.06)
From net realized gain on investments	—	(2.85)	(0.18)	—	—
Return of capital	(0.04)	(0.06)	—	(0.31)	—
Total distributions	(0.26)	(3.31)	(0.41)	(0.51)	(0.06)
Net asset value at end of period	$ 7.42	$ 7.80	$ 13.39	$ 12.19	$ 8.97
Total investment return (b)	(1.61)%	(17.00)%	13.15%	42.41%	(25.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%	1.82%	0.98%	1.53%	(2.55)%††
Net expenses (c)	1.24%	1.21%	1.15%	1.26%	1.35%††
Expenses (before waiver/reimbursement) (c)	1.34%	1.29%	1.26%	1.34%	1.56%††
Portfolio turnover rate	78%	65%	70%	93%	88%
Net assets at end of period (in 000's)	$ 178	$ 195	$ 227	$ 157	$ 103

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				June 1 2019 through April 30, 2020#	Year Ended May 31,
Class C	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 9.21	$ 15.05	$ 13.66	$ 9.96	$ 13.47	$ 15.44
Net investment income (loss)	0.13(a)	0.12(a)	0.03(a)	0.07(a)	0.11(a)	0.11
Net realized and unrealized gain (loss)	(0.34)	(2.76)	1.66	4.02	(1.71)	1.42
Total from investment operations	(0.21)	(2.64)	1.69	4.09	(1.60)	1.53
Less distributions:
From net investment income	(0.15)	(0.30)	(0.12)	(0.15)	(0.18)	(0.10)
From net realized gain on investments	—	(2.85)	(0.18)	—	(1.32)	(3.40)
Return of capital	(0.03)	(0.05)	—	(0.24)	(0.41)	—
Total distributions	(0.18)	(3.20)	(0.30)	(0.39)	(1.91)	(3.50)
Net asset value at end of period	$ 8.82	$ 9.21	$ 15.05	$ 13.66	$ 9.96	$ 13.47
Total investment return (b)	(2.27)%	(17.58)%	12.27%	41.65%	(14.44)%	11.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.04%	0.22%	0.66%	1.00%††	0.85%
Net expenses	1.93%(c)	1.93%(c)	1.91%(c)	1.93%(c)	1.92%†† (c)(d)	1.99%
Expenses (before waiver/reimbursement)	2.09%(c)	2.04%(c)	2.01%(c)	2.09%(c)	2.13%†† (c)(d)	2.06%
Portfolio turnover rate	78%	65%	70%	93%	88%	82%
Net assets at end of period (in 000's)	$ 2,290	$ 3,963	$ 7,220	$ 10,202	$ 20,942	$ 11,216

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,				June 1 2019 through April 30, 2020#	Year Ended May 31,
Class I	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 9.86	$ 15.85	$ 14.37	$ 10.49	$ 14.08	$ 15.99
Net investment income (loss) (a)	0.25	0.26	0.21	0.22	0.24	0.30
Net realized and unrealized gain (loss)	(0.36)	(2.91)	1.74	4.22	(1.79)	1.45
Total from investment operations	(0.11)	(2.65)	1.95	4.44	(1.55)	1.75
Less distributions:
From net investment income	(0.25)	(0.43)	(0.29)	(0.22)	(0.28)	(0.26)
From net realized gain on investments	—	(2.85)	(0.18)	—	(1.32)	(3.40)
Return of capital	(0.04)	(0.06)	—	(0.34)	(0.44)	—
Total distributions	(0.29)	(3.34)	(0.47)	(0.56)	(2.04)	(3.66)
Net asset value at end of period	$ 9.46	$ 9.86	$ 15.85	$ 14.37	$ 10.49	$ 14.08
Total investment return (b)	(1.16)%	(16.68)%	13.51%	43.19%	(13.54)%	13.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	2.13%	1.32%	1.92%	2.01%††	1.95%
Net expenses	0.83%(c)	0.83%(c)	0.83%(c)	0.83%(c)	0.84%†† (c)(d)	0.91%
Expenses (before waiver/reimbursement)	1.18%(c)	1.10%(c)	1.05%(c)	1.20%(c)	1.04%†† (c)(d)	0.97%
Portfolio turnover rate	78%	65%	70%	93%	88%	82%
Net assets at end of period (in 000's)	$ 129,632	$ 148,962	$ 241,719	$ 202,597	$ 232,730	$ 166,056

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,				June 1 2019 through April 30, 2020#	Year Ended May 31,
Class R6	2024	2023	2022	2021		2019
Net asset value at beginning of period	$ 9.87	$ 15.85	$ 14.37	$ 10.49	$ 14.09	$ 15.99
Net investment income (loss)	0.26(a)	0.27(a)	0.22(a)	0.09(a)	0.26(a)	0.32
Net realized and unrealized gain (loss)	(0.37)	(2.90)	1.74	4.36	(1.80)	1.45
Total from investment operations	(0.11)	(2.63)	1.96	4.45	(1.54)	1.77
Less distributions:
From net investment income	(0.26)	(0.44)	(0.30)	(0.22)	(0.30)	(0.27)
From net realized gain on investments	—	(2.85)	(0.18)	—	(1.32)	(3.40)
Return of capital	(0.04)	(0.06)	—	(0.35)	(0.44)	—
Total distributions	(0.30)	(3.35)	(0.48)	(0.57)	(2.06)	(3.67)
Net asset value at end of period	$ 9.46	$ 9.87	$ 15.85	$ 14.37	$ 10.49	$ 14.09
Total investment return (b)	(1.17)%	(16.52)%	13.61%	43.35%	(13.53)%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	2.23%	1.40%	0.80%	2.06%††	2.05%
Net expenses	0.74%(c)	0.74%(c)	0.74%(c)	0.74%(c)	0.76%†† (c)(d)	0.83%
Expenses (before waiver/reimbursement)	0.85%(c)	0.82%(c)	0.84%(c)	0.84%(c)	0.88%†† (c)(d)	0.89%
Portfolio turnover rate	78%	65%	70%	93%	88%	82%
Net assets at end of period (in 000's)	$ 16,661	$ 16,802	$ 22,058	$ 15,574	$ 56,250	$ 79,327

#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Real Estate Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 20, 2002
Investor Class	February 24, 2020
Class C	January 17, 2003
Class I	December 31, 1996
Class R6	July 3, 2014
Effective at the close of business on February 23, 2024, Class R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions. See Note 9 for additional information. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

20	MainStay CBRE Real Estate Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of
21

Notes to Financial Statements (continued)
such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and

22	MainStay CBRE Real Estate Fund

liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Real Estate Investments.  The Fund’s investments in the real estate sector have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. These risks include, among others, declines in the value of real estate, changes in local and general economic conditions, supply and demand, interest rates, changes in zoning laws, overbuilding, extended vacancies of properties, regulatory limitations on rents, losses due to environmental liabilities, property taxes and operating expenses. The Fund’s investments in real estate companies are particularly sensitive to economic downturns.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.18%; Investor Class, 1.35%; Class C, 1.93%; Class I, 0.83% and Class R6, 0.74%. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $2,127,387 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $818,172 and paid the Subadvisor fees in the amount of $654,688.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations.
23

Notes to Financial Statements (continued)
For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the period May 1, 2023 through February 28, 2024, shareholder service fees incurred by the Fund were as follows:

Class R3*	$1,049

*	Effective at the close of business on February 23, 2024, Class R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the year ended April 30, 2024, were $3,159.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2024, of $222 and $92, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$434,262	$—
Investor Class	489	—
Class C	7,932	—
Class I	456,281	—
Class R3*	3,573	—
Class R6	783	—

*	Effective at the close of business on February 23, 2024, Class R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

24	MainStay CBRE Real Estate Fund

Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$258,556,712	$26,129,618	$(18,364,195)	$7,765,423
As of April 30, 2024, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(28,318,073)	$(88,507)	$7,756,027	$(20,650,553)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $28,318,073, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$17,749	$10,569
During the years ended April 30, 2024 and April 30, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2024	2023
Distributions paid from:
Ordinary Income	$7,508,341	$25,991,405
Long-Term Capital Gains	—	68,542,372
Return of Capital	1,323,759	1,846,413
Total	$8,832,100	$96,380,190
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $220,903 and $251,291, respectively.
25

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2024 and April 30, 2023, were as follows:
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,280,902	$ 9,848,661
Shares issued to shareholders in reinvestment of distributions	525,545	4,002,128
Shares redeemed	(3,892,309)	(29,981,256)
Net increase (decrease) in shares outstanding before conversion	(2,085,862)	(16,130,467)
Shares converted into Class A (See Note 1)	11,137	84,869
Shares converted from Class A (See Note 1)	(20,433)	(156,561)
Net increase (decrease)	(2,095,158)	$(16,202,159)
Year ended April 30, 2023:
Shares sold	1,243,603	$ 11,821,300
Shares issued to shareholders in reinvestment of distributions	5,289,781	42,857,119
Shares redeemed	(3,425,488)	(33,264,137)
Net increase (decrease) in shares outstanding before conversion	3,107,896	21,414,282
Shares converted into Class A (See Note 1)	9,732	79,856
Shares converted from Class A (See Note 1)	(2,339)	(25,965)
Net increase (decrease)	3,115,289	$ 21,468,173

Investor Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	7,891	$ 60,494
Shares issued to shareholders in reinvestment of distributions	902	6,854
Shares redeemed	(6,138)	(47,196)
Net increase (decrease) in shares outstanding before conversion	2,655	20,152
Shares converted into Investor Class (See Note 1)	745	5,828
Shares converted from Investor Class (See Note 1)	(4,474)	(35,148)
Net increase (decrease)	(1,074)	$ (9,168)
Year ended April 30, 2023:
Shares sold	6,325	$ 57,457
Shares issued to shareholders in reinvestment of distributions	7,375	59,541
Shares redeemed	(4,721)	(46,914)
Net increase (decrease) in shares outstanding before conversion	8,979	70,084
Shares converted into Investor Class (See Note 1)	2,617	25,834
Shares converted from Investor Class (See Note 1)	(3,550)	(27,928)
Net increase (decrease)	8,046	$ 67,990

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	64,963	$ 589,824
Shares issued to shareholders in reinvestment of distributions	7,122	64,200
Shares redeemed	(238,149)	(2,205,066)
Net increase (decrease) in shares outstanding before conversion	(166,064)	(1,551,042)
Shares converted from Class C (See Note 1)	(4,507)	(41,345)
Net increase (decrease)	(170,571)	$ (1,592,387)
Year ended April 30, 2023:
Shares sold	20,628	$ 222,355
Shares issued to shareholders in reinvestment of distributions	130,422	1,240,539
Shares redeemed	(195,491)	(2,175,862)
Net increase (decrease) in shares outstanding before conversion	(44,441)	(712,968)
Shares converted from Class C (See Note 1)	(5,149)	(55,087)
Net increase (decrease)	(49,590)	$ (768,055)

Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	4,935,599	$ 48,758,362
Shares issued to shareholders in reinvestment of distributions	363,476	3,508,103
Shares redeemed	(6,709,439)	(65,291,536)
Net increase (decrease) in shares outstanding before conversion	(1,410,364)	(13,025,071)
Shares converted into Class I (See Note 1)	16,420	159,335
Shares converted from Class I (See Note 1)	(1,937)	(16,978)
Net increase (decrease)	(1,395,881)	$(12,882,714)
Year ended April 30, 2023:
Shares sold	2,603,780	$ 31,441,943
Shares issued to shareholders in reinvestment of distributions	4,118,909	41,999,850
Shares redeemed	(6,874,637)	(81,717,143)
Net increase (decrease) in shares outstanding before conversion	(151,948)	(8,275,350)
Shares converted into Class I (See Note 1)	1,964	25,965
Shares converted from Class I (See Note 1)	(1,470)	(14,318)
Net increase (decrease)	(151,454)	$ (8,263,703)

26	MainStay CBRE Real Estate Fund

Class R3	Shares	Amount
Year ended April 30, 2024: (a)
Shares sold	10,023	$ 75,169
Shares issued to shareholders in reinvestment of distributions	4,887	36,502
Shares redeemed	(210,661)	(1,644,291)
Net increase (decrease)	(195,751)	$ (1,532,620)
Year ended April 30, 2023:
Shares sold	28,387	$ 272,231
Shares issued to shareholders in reinvestment of distributions	67,696	542,324
Shares redeemed	(100,863)	(989,931)
Net increase (decrease) in shares outstanding before conversion	(4,780)	(175,376)
Shares converted from Class R3 (See Note 1)	(997)	(8,357)
Net increase (decrease)	(5,777)	$ (183,733)

Class R6	Shares	Amount
Year ended April 30, 2024:
Shares sold	436,317	$ 4,290,161
Shares issued to shareholders in reinvestment of distributions	45,033	435,394
Shares redeemed	(423,130)	(4,168,625)
Net increase (decrease)	58,220	$ 556,930
Year ended April 30, 2023:
Shares sold	400,769	$ 4,674,269
Shares issued to shareholders in reinvestment of distributions	375,674	3,820,331
Shares redeemed	(464,903)	(5,549,119)
Net increase (decrease)	311,540	$ 2,945,481

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Real Estate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period ended April 30, 2024, the period from June 1, 2019 through April 30, 2020 or the period ended, and the year ended May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended April 30, 2024, the period from June 1, 2019 through April 30, 2020 or the period then ended, and the year ended May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2024
28	MainStay CBRE Real Estate Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Real Estate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, CBRE personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by CBRE, evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at CBRE.  The Board considered New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered CBRE’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

30	MainStay CBRE Real Estate Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of CBRE and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and ten-year periods ended July 31, 2023, performed in line with its peer funds for the five-year period ended July 31, 2023, and performed favorably relative to its peer funds for the three-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and CBRE regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of CBRE’s relationship with the Fund, the Board considered information from New York Life Investments that CBRE’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE, and profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to CBRE and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways,

32	MainStay CBRE Real Estate Fund

including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
34	MainStay CBRE Real Estate Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
The dividends paid by the Fund during the fiscal year ended April 30, 2024 should be multiplied by 0.24% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2025, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2024. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2024.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	84	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
36	MainStay CBRE Real Estate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	84	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	84	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
38	MainStay CBRE Real Estate Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022127 MS081-24	MSCBRE11-06/24
(NYLIM) NL480

MainStay ETF Asset Allocation Funds

Message from the President and Annual Report
April 30, 2024
MainStay Conservative ETF Allocation Fund
MainStay Moderate ETF Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Equity ETF Allocation Fund
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets generally gained ground during the 12-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, for most of the period, as central banks struggled to bring inflation under control. In late-2023, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.0% and 3.7%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced solid gains during the reporting period, reaching record levels in March 2024. A preponderance of the Index’s gains were generated by a relatively small number of growth-oriented, mega-cap stocks in the communication services and information technology sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened late in the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds produced mixed results. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield, a pattern often viewed as indicative of an impending economic slowdown. Long-term Treasury bonds declined early in the reporting period amid the prevailing environment of macroeconomic uncertainty and rising interest rates, although they later regained some of the lost ground as interest rates stabilized. Corporate bonds produced stronger returns than Treasury securities, driven by more attractive valuations and income opportunities after years of low yields and tight credit spreads. Among corporates, markets generally rewarded longer duration and lower credit quality as investors sought higher yields, despite the added risks implicit in an uptick in default rates. International bond markets also produced mixed returns, with emerging-markets debt advancing over their developed-markets counterparts.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-term focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	6/30/2020	2.42%	2.29%	1.09%
		Excluding sales charges		5.58	3.11	1.09
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2020	3.85	2.34	1.89
	if redeemed Within One Year of Purchase	Excluding sales charges		4.85	2.34	1.89
Class I Shares	No Sales Charge		6/30/2020	5.85	3.37	0.84
Class R3 Shares	No Sales Charge		6/30/2020	5.16	2.72	1.44
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.36	1.74	1.40

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Since Inception
Bloomberg U.S. Aggregate Bond Index[1]	-1.47%	-3.12%
S&P 500® Index[2]	22.66	15.27
MSCI EAFE® Index (Net)[3]	9.28	9.39
Conservative Allocation Composite Index[4]	6.49	3.58
Morningstar Moderately Conservative Allocation Category Average[5]	6.33	4.04

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market,including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Fund has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Fund has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 60%, 30% and 10%, respectively.
5.	The Morningstar Moderately Conservative Allocation Category Average is a representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,098.90	$4.17	$1,020.88	$4.02	0.80%
Class C Shares	$1,000.00	$1,094.50	$8.07	$1,017.16	$7.77	1.55%
Class I Shares	$1,000.00	$1,100.40	$2.87	$1,022.13	$2.77	0.55%
Class R3 Shares	$1,000.00	$1,096.50	$5.99	$1,019.14	$5.77	1.15%
SIMPLE Class Shares	$1,000.00	$1,097.90	$5.48	$1,019.64	$5.27	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	41.3%
Fixed Income Funds	58.4
Short-Term Investments	10.4
Other Assets, Less Liabilities	(10.1)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay Conservative ETF Allocation Fund returned 5.85%, outperforming the −1.47% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, and underperforming the 22.66% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 9.28% return of the MSCI EAFE® Index (Net), and the 6.49% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2024, Class I shares of the Fund underperformed the 6.33% return of the Morningstar Moderately Conservative Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund moderately underperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock bond blend detracted from relative performance at the margin. As the reporting period began, we anticipated a recession based on a variety of factors, including the prevailing yield curve2 inversion (with short-term U.S. Treasury bonds offering higher yields than long-term Treasury bonds), tightening bank lending conditions, a contraction in the supply of money, weak industry surveys, and a drawdown in excess household savings. Accordingly, we positioned the Fund with slightly underweight exposure to equities in spring and early summer 2023. However, contrary to our expectations, a combination of resilient household spending and significant federal spending measures led to continued economic expansion and higher stock prices. As a result, the Fund’s underweight equity position undermined returns, leading us to shift to a neutral stance as the reporting period wore on.
Relative returns were undermined more substantially as a result of the Fund’s conservative posture within equities. Expecting a market correction, we skewed the Fund to favor traditionally defensive industries (e.g., health care) and other low volatility stocks. Instead, market returns were highly concentrated in a handful of mega-cap technology-related companies involved in various aspects of generative artificial intelligence (“AI”). These companies, tagged “the Magnificent 7,” included Alphabet, Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla. Dominated by these names, the large-cap growth segment of the equity market performed much more strongly than other market segments, rendering the Fund’s cautious positioning a drag on relative returns. Although we sought to increase the Fund’s exposure to AI themes while focusing on more reasonably valued securities by allocating funds to Global X Data Center and Digital Infrastructure ETF, that ETF underperformed the Magnificent 7 by a wide margin.
How did you allocate the Fund’s assets during the reporting period and why?
As mentioned above, the Fund held slightly underweight exposure to equities at the start of the reporting period in anticipation of a recession that would drive down stock prices. We gradually reduced that underweight position as the reporting period continued and the expected economic contraction failed to materialize. However, high equity valuations kept us from embracing the bull market, and we maintained the Fund’s stock/bond blend near neutral through the end of the reporting period.
In similar fashion and for similar reason, we reduced some of the Fund’s more defensive positioning in low volatility stocks and unwound the Fund’s tilt toward value. However, we continued to favor digital infrastructure over mega-cap technology stocks as a means of participating in the AI capital spending boom, without unduly exposing the Fund to the lofty valuations assigned to the Magnificent 7.
One of the Fund’s more successful positioning decisions was a focus on Japan over other developed, non-U.S. markets, particularly Europe. Japanese equities benefited from several factors, including accommodative monetary policy, a weak currency, and increasing prioritization of shareholder governance considerations.
The Fund also held exposure during the reporting period to Global X Uranium ETF, a position that added to active risk without

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

materially affecting relative performance. Demand for power generation is on the rise, driven by the AI-related proliferation of data centers and the expanding electrification of transportation and home heating. The intermittency of wind and solar energy sources renders nuclear power an increasingly attractive, carbon-free power source for many use cases, particularly given recent progress in the development of small modular reactors. We expect nuclear to be an integral element of the energy mix in the decades ahead, with demand for processed uranium likely to grow, exacerbating an emerging supply/demand imbalance. As a result, we see long-term tailwinds for firms engaged in extracting and processing raw uranium.
How did the Fund’s allocations change over the course of the reporting period?
The single largest change to the Fund’s allocations involved the consolidation of investment-grade bond holdings in iShares® Core U.S. Aggregate Bond ETF with the sale of Schwab U.S. Aggregate Bond ETF. Given that these are very similar vehicles, however, that modification had little impact on performance. Among other notable changes, we increased the Fund’s position in Vanguard Mega Cap ETF as we abandoned our recession call, while reducing exposure to Invesco S& P 500® Low Volatility ETF, Health Care Select Sector SPDR® Fund and Vanguard Mega Cap Value ETF. We added exposure to iShares® 20+ Year Treasury Bond ETF, and modulated the position during the reporting period as a means of controlling the Fund’s duration.3 We initiated a position in Invesco SmallCap Quality ETF, funded from iShares® Core S&P Small-Cap ETF, thereby shifting exposure away from less consistently profitable and more highly leveraged firms that could prove vulnerable to the “higher-for-longer” rate environment, while maintaining overall exposure to smaller, younger, more dynamic firms. Finally, in addition to Global X Uranium ETF and Global X Data Center and Digital Infrastructure ETF, mentioned above, we initiated a position in iShares® Convertible Bond ETF, gaining exposure to small and mid-tier firms offering compelling growth prospects with some downside protection.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of those Underlying Equity ETFs held for the entire reporting period, the highest total returns came from Vanguard Mega Cap ETF, iShares® MSCI Japan ETF and Vanguard Mid-Cap ETF. No Underlying Equity ETFs saw losses. The lowest total returns came from iShares® Core MSCI EAFE ETF and iShares® Core S&P Small-Cap ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
As a function of position size, ETF performance and timing, the Underlying ETFs that made the largest positive contributions to performance were Vanguard Mega Cap ETF, Invesco S&P 500® Equal Weight ETF, and iShares® MSCI Japan ETF. (Contributions take weightings and total returns into account.) The weakest contributors included iShares® Core MSCI Emerging Markets ETF, Materials Select Sector SPDR® Fund and Schwab U.S. Small-Cap ETF, all of which incurred small losses.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
The Underlying Fixed-Income ETFs posting the highest total returns included Invesco Senior Loan ETF, iShares® Broad USD High Yield Corporate Bond ETF and iShares® 0–5 Year High Yield Corporate Bond ETF. Among Underlying Fixed-Income ETFs held for the entire reporting period, only iShares® Core U.S. Aggregate Bond ETF posted a loss. The smallest positive returns came from iShares® Broad USD Investment Grade Corporate Bond ETF and Vanguard Short-Term Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
The Underlying Fixed-Income ETFs making the largest contributions to returns included Invesco Senior Loan ETF, iShares® 0–5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF. The most significant detractors from absolute performance included iShares® Core U.S. Aggregate Bond ETF, iShares® 20+ Year Treasury Bond ETF and Schwab U.S. Aggregate Bond ETF.
How was the Fund positioned at the end of the reporting period?
With the near-term risk of recession now appearing relatively low, and with favorable prospects for corporate earnings growth to resume its uptrend following two years of stagnation, the Fund is currently positioned with a gentle bias toward risk. This tilt is evident in slightly overweight exposure to equities and in holdings of iShares Convertible Bond ETF within the fixed-income portion of the portfolio. We would position the Fund more aggressively if not for the rich valuations still priced into the stock market. Should we see a pullback, we expect to further increase the Fund’s equities exposure.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay Conservative ETF Allocation Fund

Within equities, the Fund’s holdings of Global X Uranium ETF remains a significant contributor to active risk. As electrical demand grows, nuclear reactors are becoming an increasingly essential element of the energy mix. Given planned new nuclear projects, the recommissioning of older facilities and the demands of reactors already in operation, consumption of processed uranium appears likely to outstrip the current supply. We believe this imbalance will provide a tailwind to miners and processors for years to come.
In other areas within equities, the Fund is skewed away from heavily indebted companies with large interest expense relative to their free cash flow. In a “higher-for-longer” rate environment, we believe these firms will find it increasingly difficult to service their debt. We believe some might eventually find their way into bankruptcy. The Fund also maintains a bias toward Japan over Europe. In our view, while European firms are wrestling with high energy prices, elevated labor costs and a complicated geopolitical environment, Japanese equities appear relatively attractive due to a shift in shareholder governance practices, weak currency and ongoing accommodative monetary policy. Finally, the Fund continues to favor energy exposure, as global capital expenditures have failed to meet still-growing energy demand. We believe strong returns are possible for oil and gas producers, processors, and distributors, which appear attractively valued and well positioned to benefit from a strong earnings growth tailwinds.
Within fixed income, we view the current 4.5+% yield on the 10-year U.S. Treasury Note as generous, given expectations of declining inflation trends. We anticipate that the long end of the curve will move lower by the end of 2024, bringing the 10-year yield close to 4%. Accordingly, as of April 30, 2024, the Fund maintains moderately long duration. As mentioned above, we have positioned the Fund with modest exposure to convertible bonds, which marginally increases the Fund’s equity sensitivity, particularly to the still-attractively-priced mid-cap growth segment of the market (as opposed to large-cap growth, which we view as richly priced). The Fund maintains an underweight allocation to bank loans, reflecting the stress to which we believe borrowers are subject in this “higher-for-longer” rate environment. We anticipate credit impairments to rise as 2024 wears on.
None of Schwab Strategic Trust, Schwab® U.S. Aggregate Bond ETF, Schwab U.S. Small-Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
 iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2024†^
	Shares	Value
Investment Companies 99.7%
Equity Funds 41.3%
Global X Data Center & Digital Infrastructure ETF	69,857	$ 997,858
Global X Uranium ETF	37,256	1,071,855
Invesco S&P 500 Equal Weight ETF (a)	4,075	656,890
Invesco S&P SmallCap Quality ETF	33,658	1,317,711
iShares Core MSCI EAFE ETF	15,325	1,100,335
iShares Core S&P Mid-Cap ETF	3,704	211,610
iShares Core S&P Small-Cap ETF	8,402	877,085
iShares MSCI Emerging Markets ex China ETF	23,818	1,343,812
iShares MSCI India ETF	8,601	450,262
iShares MSCI Japan ETF	19,841	1,334,704
Schwab U.S. Mid-Cap ETF	4,410	337,056
VanEck Oil Services ETF (a)	1,349	422,223
Vanguard Mega Cap ETF (a)	36,252	6,513,397
Vanguard Mid-Cap ETF (a)	6,906	1,644,042
Total Equity Funds (Cost $16,044,500)		18,278,840
Fixed Income Funds 58.4%
Invesco Senior Loan ETF	106,421	2,240,162
iShares 0-5 Year High Yield Corporate Bond ETF	47,924	2,010,891
iShares 20+ Year Treasury Bond ETF	17,311	1,527,176
iShares Broad USD High Yield Corporate Bond ETF	37,205	1,337,148
iShares Broad USD Investment Grade Corporate Bond ETF (a)	68,950	3,403,372
iShares Convertible Bond ETF (a)	11,403	878,487
iShares Core U.S. Aggregate Bond ETF	143,615	13,676,457
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	7,651	643,281
Vanguard Short-Term Bond ETF (a)	1,635	124,146
Total Fixed Income Funds (Cost $27,150,628)		25,841,120
Total Investment Companies (Cost $43,195,128)		44,119,960
Short-Term Investments 10.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	184,998	184,998
Unaffiliated Investment Company 10.0%
Invesco Government & Agency Portfolio, 5.309% (b)(c)	4,422,175	4,422,175
Total Short-Term Investments (Cost $4,607,173)		4,607,173
Total Investments (Cost $47,802,301)	110.1%	48,727,133
Other Assets, Less Liabilities	(10.1)	(4,465,229)
Net Assets	100.0%	$ 44,261,904

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative ETF Allocation Fund

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $7,464,363; the total market value of collateral held by the Fund was $7,702,460. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,280,285. The Fund received cash collateral with a value of $4,422,175. (See Note 2(G))
(b)	Current yield as of April 30, 2024.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 3,634	$ 11,731	$ (15,180)	$ —	$ —	$ 185	$ 75	$ —	185
Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 18,278,840	$ —	$ —	$ 18,278,840
Fixed Income Funds	25,841,120	—	—	25,841,120
Total Investment Companies	44,119,960	—	—	44,119,960
Short-Term Investments
Affiliated Investment Company	184,998	—	—	184,998
Unaffiliated Investment Company	4,422,175	—	—	4,422,175
Total Short-Term Investments	4,607,173	—	—	4,607,173
Total Investments in Securities	$ 48,727,133	$ —	$ —	$ 48,727,133

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $47,617,303) including securities on loan of $7,464,363	$48,542,135
Investment in affiliated investment companies, at value (identified cost $184,998)	184,998
Cash	128
Receivables:
Fund shares sold	30,095
Dividends	1,314
Securities lending	1,110
Other assets	21,122
Total assets	48,780,902
Liabilities
Cash collateral received for securities on loan	4,422,175
Payables:
Fund shares redeemed	40,535
Professional fees	12,942
Investment securities purchased	10,982
NYLIFE Distributors (See Note 3)	10,275
Custodian	8,693
Transfer agent (See Note 3)	6,406
Manager (See Note 3)	3,780
Shareholder communication	1,920
Trustees	2
Accrued expenses	1,288
Total liabilities	4,518,998
Net assets	$44,261,904
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,301
Additional paid-in-capital	45,613,635
45,617,936
Total distributable earnings (loss)	(1,356,032)
Net assets	$44,261,904
Class A
Net assets applicable to outstanding shares	$39,411,124
Shares of beneficial interest outstanding	3,828,975
Net asset value per share outstanding	$ 10.29
Maximum sales charge (3.00% of offering price)	0.32
Maximum offering price per share outstanding	$ 10.61
Class C
Net assets applicable to outstanding shares	$ 310,238
Shares of beneficial interest outstanding	30,191
Net asset value and offering price per share outstanding	$ 10.28
Class I
Net assets applicable to outstanding shares	$ 35,805
Shares of beneficial interest outstanding	3,484
Net asset value and offering price per share outstanding	$ 10.28
Class R3
Net assets applicable to outstanding shares	$ 603,684
Shares of beneficial interest outstanding	58,756
Net asset value and offering price per share outstanding	$ 10.27
SIMPLE Class
Net assets applicable to outstanding shares	$ 3,901,053
Shares of beneficial interest outstanding	379,592
Net asset value and offering price per share outstanding	$ 10.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative ETF Allocation Fund

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated	$1,359,171
Dividends-affiliated	75,116
Securities lending, net	51,896
Total income	1,486,183
Expenses
Manager (See Note 3)	80,642
Distribution/Service—Class A (See Note 3)	91,216
Distribution/Service—Class C (See Note 3)	2,592
Distribution/Service—Class R3 (See Note 3)	2,419
Distribution/Service—SIMPLE Class (See Note 3)	15,285
Registration	72,482
Professional fees	38,019
Transfer agent (See Note 3)	37,040
Custodian	17,489
Shareholder communication	3,426
Trustees	1,047
Shareholder service (See Note 3)	484
Miscellaneous	7,769
Total expenses before waiver/reimbursement	369,910
Expense waiver/reimbursement from Manager (See Note 3)	(36,152)
Net expenses	333,758
Net investment income (loss)	1,152,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(402,745)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,295,515
Net realized and unrealized gain (loss)	892,770
Net increase (decrease) in net assets resulting from operations	$2,045,195
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,152,425	$ 900,372
Net realized gain (loss)	(402,745)	(1,445,003)
Net change in unrealized appreciation (depreciation)	1,295,515	985,170
Net increase (decrease) in net assets resulting from operations	2,045,195	440,539
Distributions to shareholders:
Class A	(1,018,385)	(961,007)
Class C	(4,997)	(7,847)
Class I	(1,057)	(1,028)
Class R3	(12,348)	(9,791)
SIMPLE Class	(79,570)	(45,805)
Total distributions to shareholders	(1,116,357)	(1,025,478)
Capital share transactions:
Net proceeds from sales of shares	12,693,247	10,453,424
Net asset value of shares issued to shareholders in reinvestment of distributions	1,106,060	1,017,247
Cost of shares redeemed	(9,149,095)	(6,741,449)
Increase (decrease) in net assets derived from capital share transactions	4,650,212	4,729,222
Net increase (decrease) in net assets	5,579,050	4,144,283
Net Assets
Beginning of year	38,682,854	34,538,571
End of year	$44,261,904	$38,682,854
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class A	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.02	$ 10.22	$ 11.13	$ 10.00
Net investment income (loss) (a)	0.29	0.25	0.18	0.11
Net realized and unrealized gain (loss)	0.26	(0.16)	(0.84)	1.12
Total from investment operations	0.55	0.09	(0.66)	1.23
Less distributions:
From net investment income	(0.28)	(0.25)	(0.18)	(0.09)
From net realized gain on investments	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.28)	(0.29)	(0.25)	(0.10)
Net asset value at end of period	$ 10.29	$ 10.02	$ 10.22	$ 11.13
Total investment return (b)	5.58%	0.96%	(6.09)%	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.56%	1.63%	1.25%††
Net expenses (c)	0.80%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.89%	0.96%	0.91%	1.49%††
Portfolio turnover rate	73%	65%	62%	56%
Net assets at end of period (in 000’s)	$ 39,411	$ 35,481	$ 32,925	$ 23,951

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,			June 30, 2020^ through April 30,
Class C	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.00	$ 10.19	$ 11.10	$ 10.00
Net investment income (loss) (a)	0.22	0.18	0.10	0.05
Net realized and unrealized gain (loss)	0.26	(0.16)	(0.85)	1.10
Total from investment operations	0.48	0.02	(0.75)	1.15
Less distributions:
From net investment income	(0.20)	(0.17)	(0.09)	(0.04)
From net realized gain on investments	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.20)	(0.21)	(0.16)	(0.05)
Net asset value at end of period	$ 10.28	$ 10.00	$ 10.19	$ 11.10
Total investment return (b)	4.85%	0.29%	(6.81)%	11.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	1.81%	0.90%	0.58%††
Net expenses (c)	1.55%	1.55%	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.69%	1.76%	1.73%	2.24%††
Portfolio turnover rate	73%	65%	62%	56%
Net assets at end of period (in 000’s)	$ 310	$ 369	$ 413	$ 472

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class I	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.01	$ 10.20	$ 11.13	$ 10.00
Net investment income (loss) (a)	0.32	0.28	0.21	0.15
Net realized and unrealized gain (loss)	0.26	(0.16)	(0.85)	1.10
Total from investment operations	0.58	0.12	(0.64)	1.25
Less distributions:
From net investment income	(0.31)	(0.27)	(0.22)	(0.11)
From net realized gain on investments	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.31)	(0.31)	(0.29)	(0.12)
Net asset value at end of period	$ 10.28	$ 10.01	$ 10.20	$ 11.13
Total investment return (b)	5.85%	1.32%	(5.86)%	12.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	2.81%	1.89%	1.71%††
Net expenses (c)	0.55%	0.55%	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.64%	0.71%	0.66%	1.24%††
Portfolio turnover rate	73%	65%	62%	56%
Net assets at end of period (in 000’s)	$ 36	$ 34	$ 33	$ 61

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class R3	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.01	$ 10.21	$ 11.12	$ 10.00
Net investment income (loss) (a)	0.25	0.21	0.14	0.07
Net realized and unrealized gain (loss)	0.26	(0.16)	(0.84)	1.12
Total from investment operations	0.51	0.05	(0.70)	1.19
Less distributions:
From net investment income	(0.25)	(0.21)	(0.14)	(0.06)
From net realized gain on investments	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.25)	(0.25)	(0.21)	(0.07)
Net asset value at end of period	$ 10.27	$ 10.01	$ 10.21	$ 11.12
Total investment return (b)	5.16%	0.60%	(6.42)%	11.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51%	2.13%	1.29%	0.79%††
Net expenses (c)	1.15%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.24%	1.31%	1.26%	1.84%††
Portfolio turnover rate	73%	65%	62%	56%
Net assets at end of period (in 000’s)	$ 604	$ 433	$ 90	$ 68

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,			August 31, 2020^ through April 30,
SIMPLE Class	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.01	$ 10.21	$ 11.12	$ 10.46
Net investment income (loss) (a)	0.26	0.22	0.14	0.08
Net realized and unrealized gain (loss)	0.27	(0.15)	(0.82)	0.66
Total from investment operations	0.53	0.07	(0.68)	0.74
Less distributions:
From net investment income	(0.26)	(0.23)	(0.16)	(0.07)
From net realized gain on investments	—	(0.04)	(0.07)	(0.01)
Total distributions	(0.26)	(0.27)	(0.23)	(0.08)
Net asset value at end of period	$ 10.28	$ 10.01	$ 10.21	$ 11.12
Total investment return (b)	5.36%	0.72%	(6.29)%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%	2.27%	1.30%	0.92%††
Net expenses (c)	1.05%	1.05%	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.19%	1.27%	1.23%	1.74%††
Portfolio turnover rate	73%	65%	62%	56%
Net assets at end of period (in 000’s)	$ 3,901	$ 2,367	$ 1,077	$ 195

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative ETF Allocation Fund

MainStay Moderate ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	6/30/2020	5.66%	5.04%	0.82%
		Excluding sales charges		8.93	5.88	0.82
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2020	7.09	5.04	1.64
	if redeemed Within One Year of Purchase	Excluding sales charges		8.09	5.04	1.64
Class I Shares	No Sales Charge		6/30/2020	9.19	6.17	0.57
Class R3 Shares	No Sales Charge		6/30/2020	8.57	5.53	1.17
SIMPLE Class Shares	No Sales Charge		8/31/2020	8.62	3.97	1.14

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
21

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	22.66%	15.27%
MSCI EAFE® Index (Net)[2]	9.28	9.39
Bloomberg U.S. Aggregate Bond Index[3]	-1.47	-3.12
Moderate Allocation Composite Index[4]	10.63	6.98
Morningstar Moderate Allocation Category Average[5]	10.46	7.36

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Fund has selected the MSCI EAFE® Index (Net) as its secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,127.20	$3.65	$1,021.43	$3.47	0.69%
Class C Shares	$1,000.00	$1,123.00	$7.92	$1,017.40	$7.52	1.50%
Class I Shares	$1,000.00	$1,128.80	$2.33	$1,022.68	$2.21	0.44%
Class R3 Shares	$1,000.00	$1,125.70	$5.50	$1,019.69	$5.22	1.04%
SIMPLE Class Shares	$1,000.00	$1,126.20	$5.29	$1,019.89	$5.02	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
23

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	61.3%
Fixed Income Funds	38.3
Short-Term Investments	6.5
Other Assets, Less Liabilities	(6.1)
See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

24	MainStay Moderate ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay Moderate ETF Allocation Fund returned 9.19%, underperforming the 22.66% return of the Fund’s primary benchmark, the S&P 500® Index, and the 9.28% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.47% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the 10.63% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2024, Class I shares of the Fund underperformed the 10.46% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund moderately underperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock bond blend detracted from relative performance at the margin. As the reporting period began, we anticipated a recession based on a variety of factors, including the prevailing yield curve2 inversion (with short-term U.S. Treasury bonds offering higher yields than long-term Treasury bonds), tightening bank lending conditions, a contraction in the supply of money, weak industry surveys, and a drawdown in excess household savings. Accordingly, we positioned the Fund with slightly underweight exposure to equities in spring and early summer 2023. However, contrary to our expectations, a combination of resilient household spending and significant federal spending measures led to continued economic expansion and higher stock prices. As a result, the Fund’s underweight equity position undermined returns, leading us to shift to a neutral stance as the reporting period wore on.
Relative returns were undermined more substantially as a result of the Fund’s conservative posture within equities. Expecting a market correction, we skewed the Fund to favor traditionally defensive industries (e.g., health care) and other low volatility stocks. Instead, market returns were highly concentrated in a handful of mega-cap technology-related companies involved in various aspects of generative artificial intelligence (“AI”). These companies, tagged “the Magnificent 7,” included Alphabet, Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla. Dominated by these names, the large-cap growth segment of the equity market performed much more strongly than other market segments, rendering the Fund’s cautious positioning a drag on relative returns. Although we sought to increase the Fund’s exposure to AI themes while focusing on more reasonably valued securities by allocating funds to Global X Data Center and Digital Infrastructure ETF, that ETF underperformed the Magnificent 7 by a wide margin.
How did you allocate the Fund’s assets during the reporting period and why?
As mentioned above, the Fund held slightly underweight exposure to equities at the start of the reporting period in anticipation of a recession that would drive down stock prices. We gradually reduced that underweight position as the reporting period continued and the expected economic contraction failed to materialize. However, high equity valuations kept us from embracing the bull market, and we maintained the Fund’s stock/bond blend near neutral through the end of the reporting period.
In similar fashion and for similar reason, we reduced some of the Fund’s more defensive positioning in low volatility stocks and unwound the Fund’s tilt toward value. However, we continued to favor digital infrastructure over mega-cap technology stocks as a means of participating in the AI capital spending boom, without unduly exposing the Fund to the lofty valuations assigned to the Magnificent 7.
One of the Fund’s more successful positioning decisions was a focus on Japan over other developed, non-U.S. markets, particularly Europe. Japanese equities benefited from several factors, including accommodative monetary policy, a weak currency, and increasing prioritization of shareholder governance considerations.
The Fund also held exposure during the reporting period to Global X Uranium ETF, a position that added to active risk without

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
25

materially affecting relative performance. Demand for power generation is on the rise, driven by the AI-related proliferation of data centers and the expanding electrification of transportation and home heating. The intermittency of wind and solar energy sources renders nuclear power an increasingly attractive, carbon-free power source for many use cases, particularly given recent progress in the development of small modular reactors. We expect nuclear to be an integral element of the energy mix in the decades ahead, with demand for processed uranium likely to grow, exacerbating an emerging supply/demand imbalance. As a result, we see long-term tailwinds for firms engaged in extracting and processing raw uranium.
How did the Fund’s allocations change over the course of the reporting period?
The single largest change to the Fund’s allocations involved the consolidation of investment-grade bond holdings in iShares Core U.S. Aggregate Bond ETF with the sale of Schwab U.S. Aggregate Bond ETF. Given that these are very similar vehicles, however, that modification had little impact on performance. Among other notable changes, we increased the Fund’s position in Vanguard Mega Cap ETF as we abandoned our recession call, while reducing exposure to Invesco S&P 500® Low Volatility ETF, Health Care Select Sector SPDR® Fund and Vanguard Mega Cap Value ETF. We added exposure to iShares 20+ Year Treasury Bond ETF, and modulated the position during the reporting period as a means of controlling the Fund’s duration.3 We expanded holdings in iShares MSCI Emerging Markets ex China ETF and iShares MSCI India ETF, thereby broadly increasing exposure to the emerging-markets complex while avoiding Chinese equities, which we anticipate will continue to struggle due to a somewhat hostile regulatory regime and the impact of deglobalization. We initiated a position in Invesco SmallCap Quality ETF, funded from iShares Core S&P Small-Cap ETF, thus shifting exposure away from less consistently profitable and more highly leveraged firms that could prove vulnerable to the “higher-for-longer” rate environment, while maintaining overall exposure to smaller, younger, more dynamic firms. Finally, in addition to Global X Uranium ETF and Global X Data Center and Digital Infrastructure ETF, mentioned above, we initiated a position in iShares Convertible Bond ETF, gaining exposure to small and mid-tier firms offering compelling growth prospects with some downside protection.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of those Underlying Equity ETFs held for the entire reporting period, the highest total returns came from Vanguard Mega Cap
ETF, iShares MSCI Japan ETF and Vanguard Mid-Cap ETF. No Underlying Equity ETFs saw losses. The lowest total returns came from iShares Core MSCI EAFE ETF and iShares Core S&P Small-Cap ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
As a function of position size, ETF performance and timing, the Underlying ETFs that made the largest positive contributions to performance were Vanguard Mega Cap ETF, Vanguard Mid-Cap ETF and Invesco S&P 500® Equal Weight ETF. (Contributions take weightings and total returns into account.) The weakest contributors included iShares Core MSCI Emerging Markets ETF, Materials Select Sector SPDR® Fund and Schwab U.S. Small-Cap ETF, all of which incurred small losses.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
The Underlying Fixed-Income ETFs posting the highest total returns included Invesco Senior Loan ETF, iShares Broad USD High Yield Corporate Bond ETF and iShares 0–5 Year High Yield Corporate Bond ETF. Among Underlying Fixed-Income ETFs held for the entire reporting period, only iShares Core U.S. Aggregate Bond ETF posted a loss. The smallest positive returns came from iShares Broad USD Investment Grade Corporate Bond ETF and Vanguard Short-Term Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
The Underlying Fixed-Income ETFs making the largest contributions to returns included Invesco Senior Loan ETF, iShares 0–5 Year High Yield Corporate Bond ETF and iShares Broad USD High Yield Corporate Bond ETF. The most significant detractors from absolute performance included iShares Core U.S. Aggregate Bond ETF, iShares 20+ Year Treasury Bond ETF and JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF.
How was the Fund positioned at the end of the reporting period?
With the near-term risk of recession now appearing relatively low, and with favorable prospects for corporate earnings growth to resume its uptrend following two years of stagnation, the Fund is currently positioned with a gentle bias toward risk. This tilt is evident in slightly overweight exposure to equities and in holdings
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
26	MainStay Moderate ETF Allocation Fund

of iShares Convertible Bond ETF within the fixed-income portion of the portfolio. We would position the Fund more aggressively if not for the rich valuations still priced into the stock market. Should we see a pullback, we expect to further increase the Fund’s equities exposure.
Within equities, the Fund’s holdings of Global X Uranium ETF remains a significant contributor to active risk. As electrical demand grows, nuclear reactors are becoming an increasingly essential element of the energy mix. Given planned new nuclear projects, the recommissioning of older facilities and the demands of reactors already in operation, consumption of processed uranium appears likely to outstrip the current supply. We believe this imbalance will provide a tailwind to miners and processors for years to come.
In other areas within equities, the Fund is skewed away from heavily indebted companies with large interest expense relative to their free cash flow. In a “higher-for-longer” rate environment, we believe these firms will find it increasingly difficult to service their debt. We believe some might eventually find their way into bankruptcy. The Fund also maintains a bias toward Japan over Europe. In our view, while European firms are wrestling with high energy prices, elevated labor costs and a complicated geopolitical environment, Japanese equities appear relatively attractive due to a shift in shareholder governance practices, weak currency and ongoing accommodative monetary policy. Finally, the Fund continues to favor energy exposure, as global capital expenditures have failed to meet still-growing energy demand. We believe strong returns are possible for oil and gas producers, processors, and distributors, which appear attractively valued and well positioned to benefit from a strong earnings growth tailwinds.
Within fixed income, we view the current 4.5+% yield on the 10-year U.S. Treasury Note as generous, given expectations of declining inflation trends. We anticipate that the long end of the curve will move lower by the end of 2024, bringing the 10-year yield close to 4%. Accordingly, as of April 30, 2024, the Fund maintains moderately long duration. As mentioned above, we have positioned the Fund with modest exposure to convertible bonds, which marginally increases the Fund’s equity sensitivity, particularly to the still-attractively-priced mid-cap growth segment of the market (as opposed to large-cap growth, which we view as richly priced). The Fund maintains an underweight allocation to bank loans, reflecting the stress to which we believe borrowers are subject in this “higher-for-longer” rate environment. We anticipate credit impairments to rise as 2024 wears on.
None of Schwab Strategic Trust, Schwab® U.S. Aggregate Bond ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Mid-Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
27

Portfolio of Investments April 30, 2024†^
	Shares	Value
Investment Companies 99.6%
Equity Funds 61.3%
Global X Data Center & Digital Infrastructure ETF (a)	210,762	$ 3,010,588
Global X Uranium ETF	112,649	3,240,912
Invesco S&P 500 Equal Weight ETF (a)	12,377	1,995,172
Invesco S&P SmallCap Quality ETF (a)	102,136	3,998,624
iShares Core MSCI EAFE ETF	121,315	8,710,417
iShares Core S&P Mid-Cap ETF	22,607	1,291,538
iShares Core S&P Small-Cap ETF	25,526	2,664,659
iShares MSCI Emerging Markets ex China ETF	96,371	5,437,252
iShares MSCI India ETF	26,246	1,373,978
iShares MSCI Japan ETF	60,137	4,045,416
Schwab U.S. Mid-Cap ETF (a)	26,773	2,046,260
VanEck Oil Services ETF (a)	4,102	1,283,885
Vanguard Mega Cap ETF (a)	184,448	33,139,772
Vanguard Mid-Cap ETF (a)	41,911	9,977,333
Total Equity Funds (Cost $70,263,028)		82,215,806
Fixed Income Funds 38.3%
Invesco Senior Loan ETF	160,889	3,386,714
iShares 0-5 Year High Yield Corporate Bond ETF	80,501	3,377,822
iShares 20+ Year Treasury Bond ETF	53,109	4,685,276
iShares Broad USD High Yield Corporate Bond ETF	93,745	3,369,195
iShares Broad USD Investment Grade Corporate Bond ETF (a)	127,619	6,299,274
iShares Convertible Bond ETF (a)	34,479	2,656,262
iShares Core U.S. Aggregate Bond ETF	265,905	25,322,133
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	23,610	1,985,082
Vanguard Short-Term Bond ETF	4,967	377,144
Total Fixed Income Funds (Cost $53,581,161)		51,458,902
Total Investment Companies (Cost $123,844,189)		133,674,708
Short-Term Investments 6.5%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	489,212	489,212
Unaffiliated Investment Company 6.1%
Invesco Government & Agency Portfolio, 5.309% (b)(c)	8,258,905	8,258,905
Total Short-Term Investments (Cost $8,748,117)		8,748,117
Total Investments (Cost $132,592,306)	106.1%	142,422,825
Other Assets, Less Liabilities	(6.1)	(8,126,731)
Net Assets	100.0%	$ 134,296,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Moderate ETF Allocation Fund

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $13,173,427; the total market value of collateral held by the Fund was $13,610,487. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,351,582. The Fund received cash collateral with a value of $8,258,905. (See Note 2(G))
(b)	Current yield as of April 30, 2024.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 9,771	$ 23,093	$ (32,375)	$ —	$ —	$ 489	$ 213	$ —	489
Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 82,215,806	$ —	$ —	$ 82,215,806
Fixed Income Funds	51,458,902	—	—	51,458,902
Total Investment Companies	133,674,708	—	—	133,674,708
Short-Term Investments
Affiliated Investment Company	489,212	—	—	489,212
Unaffiliated Investment Company	8,258,905	—	—	8,258,905
Total Short-Term Investments	8,748,117	—	—	8,748,117
Total Investments in Securities	$ 142,422,825	$ —	$ —	$ 142,422,825

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $132,103,094) including securities on loan of $13,173,427	$141,933,613
Investment in affiliated investment companies, at value (identified cost $489,212)	489,212
Cash	444
Receivables:
Fund shares sold	465,959
Dividends	3,896
Securities lending	2,160
Other assets	22,644
Total assets	142,917,928
Liabilities
Cash collateral received for securities on loan	8,258,905
Payables:
Fund shares redeemed	208,463
Investment securities purchased	67,557
NYLIFE Distributors (See Note 3)	31,726
Manager (See Note 3)	22,050
Transfer agent (See Note 3)	19,147
Custodian	8,423
Professional fees	1,662
Shareholder communication	1,388
Trustees	134
Accrued expenses	2,379
Total liabilities	8,621,834
Net assets	$134,296,094
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 11,464
Additional paid-in-capital	129,701,828
129,713,292
Total distributable earnings (loss)	4,582,802
Net assets	$134,296,094
Class A
Net assets applicable to outstanding shares	$115,685,413
Shares of beneficial interest outstanding	9,872,254
Net asset value per share outstanding	$ 11.72
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 12.08
Class C
Net assets applicable to outstanding shares	$ 362,419
Shares of beneficial interest outstanding	31,063
Net asset value and offering price per share outstanding	$ 11.67
Class I
Net assets applicable to outstanding shares	$ 87,836
Shares of beneficial interest outstanding	7,490
Net asset value and offering price per share outstanding	$ 11.73
Class R3
Net assets applicable to outstanding shares	$ 2,976,945
Shares of beneficial interest outstanding	254,487
Net asset value and offering price per share outstanding	$ 11.70
SIMPLE Class
Net assets applicable to outstanding shares	$ 15,183,481
Shares of beneficial interest outstanding	1,298,922
Net asset value and offering price per share outstanding	$ 11.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate ETF Allocation Fund

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated	$3,351,128
Dividends-affiliated	213,192
Securities lending, net	106,778
Total income	3,671,098
Expenses
Manager (See Note 3)	236,567
Distribution/Service—Class A (See Note 3)	261,247
Distribution/Service—Class C (See Note 3)	3,502
Distribution/Service—Class R3 (See Note 3)	10,227
Distribution/Service—SIMPLE Class (See Note 3)	56,536
Transfer agent (See Note 3)	111,688
Registration	75,064
Professional fees	43,867
Custodian	18,205
Shareholder communication	12,237
Trustees	3,208
Shareholder service (See Note 3)	2,045
Miscellaneous	16,129
Total expenses	850,522
Net investment income (loss)	2,820,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	46,402
Net change in unrealized appreciation (depreciation) on unaffiliated investments	7,113,711
Net realized and unrealized gain (loss)	7,160,113
Net increase (decrease) in net assets resulting from operations	$9,980,689
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,820,576	$ 2,030,182
Net realized gain (loss)	46,402	(5,100,556)
Net change in unrealized appreciation (depreciation)	7,113,711	4,653,294
Net increase (decrease) in net assets resulting from operations	9,980,689	1,582,920
Distributions to shareholders:
Class A	(2,393,061)	(1,597,645)
Class C	(4,867)	(3,083)
Class I	(2,180)	(1,463)
Class R3	(41,387)	(20,458)
SIMPLE Class	(235,209)	(88,538)
Total distributions to shareholders	(2,676,704)	(1,711,187)
Capital share transactions:
Net proceeds from sales of shares	39,040,214	26,632,045
Net asset value of shares issued to shareholders in reinvestment of distributions	2,667,454	1,708,293
Cost of shares redeemed	(19,967,103)	(13,571,395)
Increase (decrease) in net assets derived from capital share transactions	21,740,565	14,768,943
Net increase (decrease) in net assets	29,044,550	14,640,676
Net Assets
Beginning of year	105,251,544	90,610,868
End of year	$134,296,094	$105,251,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class A	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.00	$ 11.06	$ 11.88	$ 10.00
Net investment income (loss) (a)	0.28	0.23	0.18	0.10
Net realized and unrealized gain (loss)	0.70	(0.10)	(0.83)	1.85
Total from investment operations	0.98	0.13	(0.65)	1.95
Less distributions:
From net investment income	(0.26)	(0.17)	(0.15)	(0.06)
From net realized gain on investments	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.26)	(0.19)	(0.17)	(0.07)
Net asset value at end of period	$ 11.72	$ 11.00	$ 11.06	$ 11.88
Total investment return (b)	8.93%	1.30%	(5.60)%	19.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.17%	1.53%	1.02%††
Net expenses (c)	0.68%	0.71%	0.70%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.68%	0.71%	0.70%	1.04%††
Portfolio turnover rate	68%	63%	58%	45%
Net assets at end of period (in 000’s)	$ 115,685	$ 95,456	$ 86,128	$ 54,345

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended April 30,			June 30, 2020^ through April 30,
Class C	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.95	$ 11.00	$ 11.83	$ 10.00
Net investment income (loss) (a)	0.18	0.15	0.08	0.03
Net realized and unrealized gain (loss)	0.71	(0.10)	(0.83)	1.85
Total from investment operations	0.89	0.05	(0.75)	1.88
Less distributions:
From net investment income	(0.17)	(0.08)	(0.06)	(0.04)
From net realized gain on investments	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.17)	(0.10)	(0.08)	(0.05)
Net asset value at end of period	$ 11.67	$ 10.95	$ 11.00	$ 11.83
Total investment return (b)	8.09%	0.48%	(6.44)%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	1.37%	0.70%	0.29%††
Net expenses (c)	1.49%	1.53%	1.54%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.49%	1.53%	1.54%	1.77%††
Portfolio turnover rate	68%	63%	58%	45%
Net assets at end of period (in 000’s)	$ 362	$ 341	$ 389	$ 506

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class I	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.01	$ 11.07	$ 11.87	$ 10.00
Net investment income (loss) (a)	0.31	0.27	0.22	0.13
Net realized and unrealized gain (loss)	0.70	(0.11)	(0.83)	1.84
Total from investment operations	1.01	0.16	(0.61)	1.97
Less distributions:
From net investment income	(0.29)	(0.20)	(0.17)	(0.09)
From net realized gain on investments	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.29)	(0.22)	(0.19)	(0.10)
Net asset value at end of period	$ 11.73	$ 11.01	$ 11.07	$ 11.87
Total investment return (b)	9.19%	1.56%	(5.31)%	19.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%	2.52%	1.83%	1.40%††
Net expenses (c)	0.43%	0.46%	0.45%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.43%	0.46%	0.45%	0.79%††
Portfolio turnover rate	68%	63%	58%	45%
Net assets at end of period (in 000’s)	$ 88	$ 74	$ 73	$ 52

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class R3	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.98	$ 11.04	$ 11.86	$ 10.00
Net investment income (loss) (a)	0.23	0.20	0.15	0.07
Net realized and unrealized gain (loss)	0.71	(0.10)	(0.84)	1.85
Total from investment operations	0.94	0.10	(0.69)	1.92
Less distributions:
From net investment income	(0.22)	(0.14)	(0.11)	(0.05)
From net realized gain on investments	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.22)	(0.16)	(0.13)	(0.06)
Net asset value at end of period	$ 11.70	$ 10.98	$ 11.04	$ 11.86
Total investment return (b)	8.57%	0.94%	(5.92)%	19.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.83%	1.22%	0.76%††
Net expenses (c)	1.03%	1.06%	1.05%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.03%	1.06%	1.05%	1.39%††
Portfolio turnover rate	68%	63%	58%	45%
Net assets at end of period (in 000’s)	$ 2,977	$ 1,240	$ 854	$ 403

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended April 30,			August 31, 2020^ through April 30,
SIMPLE Class	2024	2023	2022	2021
Net asset value at beginning of period	$ 10.97	$ 11.03	$ 11.85	$ 10.66
Net investment income (loss) (a)	0.23	0.19	0.13	0.06
Net realized and unrealized gain (loss)	0.71	(0.09)	(0.81)	1.19
Total from investment operations	0.94	0.10	(0.68)	1.25
Less distributions:
From net investment income	(0.22)	(0.14)	(0.12)	(0.05)
From net realized gain on investments	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.22)	(0.16)	(0.14)	(0.06)
Net asset value at end of period	$ 11.69	$ 10.97	$ 11.03	$ 11.85
Total investment return (b)	8.62%	0.97%	(5.89)%	11.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	1.78%	1.07%	0.62%††
Net expenses (c)	0.99%	1.03%	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	0.99%	1.03%	1.05%	1.27%††
Portfolio turnover rate	68%	63%	58%	45%
Net assets at end of period (in 000’s)	$ 15,183	$ 8,140	$ 3,167	$ 475

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate ETF Allocation Fund

MainStay Growth ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	6/30/2020	8.92%	7.90%	0.94%
		Excluding sales charges		12.29	8.76	0.94
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2020	10.50	7.94	1.72
	if redeemed Within One Year of Purchase	Excluding sales charges		11.50	7.94	1.72
Class I Shares	No Sales Charge		6/30/2020	12.60	9.04	0.69
Class R3 Shares	No Sales Charge		6/30/2020	11.92	8.37	1.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	12.01	6.46	1.22

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
37

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	22.66%	15.27%
MSCI EAFE® Index (Net)[2]	9.28	9.39
Bloomberg U.S. Aggregate Bond Index[3]	-1.47	-3.12
Growth Allocation Composite Index[4]	14.88	10.40
Morningstar Moderately Aggressive Allocation Category Average[5]	12.74	9.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Fund has selected the MSCI EAFE® Index (Net) as its secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.
5.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
38	MainStay Growth ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,156.00	$3.97	$1,021.18	$3.72	0.74%
Class C Shares	$1,000.00	$1,152.00	$8.08	$1,017.35	$7.57	1.51%
Class I Shares	$1,000.00	$1,158.30	$2.63	$1,022.43	$2.46	0.49%
Class R3 Shares	$1,000.00	$1,154.20	$5.84	$1,019.44	$5.47	1.09%
SIMPLE Class Shares	$1,000.00	$1,154.10	$5.46	$1,019.79	$5.12	1.02%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
39

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	81.3%
Fixed Income Funds	18.4
Short-Term Investments	4.5
Other Assets, Less Liabilities	(4.2)
See Portfolio of Investments beginning on page 44 for specific holdings within these categories. The Fund’s holdings are subject to change.

40	MainStay Growth ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay Growth ETF Allocation Fund returned 12.60%, underperforming the 22.66% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the 9.28% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.47% return of the Bloomberg U.S. Aggregate Bond Index, and underperformed the 14.88% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended April 30, 2024, Class I shares of the Fund underperformed the 12.74% return of the Morningstar Moderately Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund moderately underperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s stock bond blend detracted from relative performance at the margin. As the reporting period began, we anticipated a recession based on a variety of factors, including the prevailing yield curve2 inversion (with short-term U.S. Treasury bonds offering higher yields than long-term Treasury bonds), tightening bank lending conditions, a contraction in the supply of money, weak industry surveys, and a drawdown in excess household savings. Accordingly, we positioned the Fund with slightly underweight exposure to equities in spring and early summer 2023. However, contrary to our expectations, a combination of resilient household spending and significant federal spending measures led to continued economic expansion and higher stock prices. As a result, the Fund’s underweight equity position undermined returns, leading us to shift to a neutral stance as the reporting period wore on.
Relative returns were undermined more substantially as a result of the Fund’s conservative posture within equities. Expecting a market correction, we skewed the Fund to favor traditionally defensive industries (e.g., health care) and other low volatility stocks. Instead, market returns were highly concentrated in a handful of mega-cap technology-related companies involved in various aspects of generative artificial intelligence (“AI”). These companies, tagged “the Magnificent 7,” included Alphabet, Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla. Dominated by these names, the large-cap growth segment of the equity market performed much more strongly than other market segments, rendering the Fund’s cautious positioning a drag on relative returns. Although we sought to increase the Fund’s exposure to AI themes while focusing on more reasonably valued securities by allocating funds to Global X Data Center and Digital Infrastructure ETF, that ETF underperformed the Magnificent 7 by a wide margin.
How did you allocate the Fund’s assets during the reporting period and why?
As mentioned above, the Fund held slightly underweight exposure to equities at the start of the reporting period in anticipation of a recession that would drive down stock prices. We gradually reduced that underweight position as the reporting period continued" and the expected economic contraction failed to materialize. However, high equity valuations kept us from embracing the bull market, and we maintained the Fund’s stock/bond blend near neutral through the end of the reporting period.
In similar fashion and for similar reason, we reduced some of the Fund’s more defensive positioning in low volatility stocks and unwound the Fund’s tilt toward value. However, we continued to favor digital infrastructure over mega-cap technology stocks as a means of participating in the AI capital spending boom, without unduly exposing the Fund to the lofty valuations assigned to the Magnificent 7.
One of the Fund’s more successful positioning decisions was a focus on Japan over other developed, non-U.S. markets, particularly Europe. Japanese equities benefited from several factors, including accommodative monetary policy, a weak currency, and increasing prioritization of shareholder governance considerations.
The Fund also held exposure during the reporting period to Global X Uranium ETF, a position that added to active risk without

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
41

materially affecting relative performance. Demand for power generation is on the rise, driven by the AI-related proliferation of data centers and the expanding electrification of transportation and home heating. The intermittency of wind and solar energy sources renders nuclear power an increasingly attractive, carbon-free power source for many use cases, particularly given recent progress in the development of small modular reactors. We expect nuclear to be an integral element of the energy mix in the decades ahead, with demand for processed uranium likely to grow, exacerbating an emerging supply/demand imbalance. As a result, we see long-term tailwinds for firms engaged in extracting and processing raw uranium.
How did the Fund’s allocations change over the course of the reporting period?
During the reporting period, we increased the Fund’s position in Vanguard Mega Cap ETF as we abandoned our recession call, while reducing exposure to Invesco S&P 500® Low Volatility ETF, Health Care Select Sector SPDR® Fund and Vanguard Mega Cap Value ETF. We added exposure to iShares® 20+ Year Treasury Bond ETF, and modulated the position during the reporting period as a means of controlling the Fund’s duration.3 We expanded holdings in iShares® MSCI Emerging Markets ex China ETF and iShares® MSCI India ETF, thereby broadly increasing exposure to the emerging-markets complex while avoiding Chinese equities, which we anticipate will continue to struggle due to a somewhat hostile regulatory regime and the impact of deglobalization. We initiated a position in Invesco SmallCap Quality ETF, funded from iShares® Core S&P Small-Cap ETF and Schwab U.S. Small-Cap ETF, thus shifting exposure away from less consistently profitable and more highly leveraged firms that could prove vulnerable to the “higher-for-longer” rate environment, while maintaining overall exposure to smaller, younger, more dynamic firms. Finally, in addition to Global X Uranium ETF and Global X Data Center and Digital Infrastructure ETF, mentioned above, we initiated a position in iShares® Convertible Bond ETF, gaining exposure to small and mid-tier firms offering compelling growth prospects with some downside protection.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of those Underlying Equity ETFs held for the entire reporting period, the highest total returns came from Vanguard Mega Cap ETF, iShares® MSCI Japan ETF and Vanguard Mid-Cap ETF. No Underlying Equity ETFs saw losses. The lowest total returns came from iShares® Core MSCI EAFE ETF and iShares® Core S&P Small-Cap ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
As a function of position size, ETF performance and timing, the Underlying ETFs that made the largest positive contributions to performance were Vanguard Mega Cap ETF, Vanguard Mid-Cap ETF and iShares® Core MSCI EAFE ETF. (Contributions take weightings and total returns into account.) Small losses occurred in Materials Select Sector SPDR® Fund and Health Care Select Sector SPDR® Fund, while the smallest positive contribution—effectively zero—came from Utilities Select Sector SPDR® Fund.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
The Underlying Fixed-Income ETFs posting the highest total returns included Invesco Senior Loan ETF, iShares® Broad USD High Yield Corporate Bond ETF and iShares® 0–5 Year High Yield Corporate Bond ETF. Among Underlying Fixed-Income ETFs held for the entire reporting period, only iShares® Core U.S. Aggregate Bond ETF posted a loss. The smallest positive returns came from iShares® Broad USD Investment Grade Corporate Bond ETF and Vanguard Short-Term Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
The Underlying Fixed-Income ETFs making the largest contributions to returns included Invesco Senior Loan ETF, iShares® 0–5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF. The most significant detractors from absolute performance included iShares® Core U.S. Aggregate Bond ETF, iShares® 20+ Year Treasury Bond ETF and JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF.
How was the Fund positioned at the end of the reporting period?
With the near-term risk of recession now appearing relatively low, and with favorable prospects for corporate earnings growth to resume its uptrend following two years of stagnation, the Fund is currently positioned with a gentle bias toward risk. This tilt is evident in slightly overweight exposure to equities and in holdings of iShares Convertible Bond ETF within the fixed-income portion of the portfolio. We would position the Fund more aggressively if not for the rich valuations still priced into the stock market. Should we see a pullback, we expect to further increase the Fund’s equities exposure.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
42	MainStay Growth ETF Allocation Fund

Within equities, the Fund’s holdings of Global X Uranium ETF remains a significant contributor to active risk. As electrical demand grows, nuclear reactors are becoming an increasingly essential element of the energy mix. Given planned new nuclear projects, the recommissioning of older facilities and the demands of reactors already in operation, consumption of processed uranium appears likely to outstrip the current supply. We believe this imbalance will provide a tailwind to miners and processors for years to come.
In other areas within equities, the Fund is skewed away from heavily indebted companies with large interest expense relative to their free cash flow. In a “higher-for-longer” rate environment, we believe these firms will find it increasingly difficult to service their debt. We believe some might eventually find their way into bankruptcy. The Fund also maintains a bias toward Japan over Europe. In our view, while European firms are wrestling with high energy prices, elevated labor costs and a complicated geopolitical environment, Japanese equities appear relatively attractive due to a shift in shareholder governance practices, weak currency and ongoing accommodative monetary policy. Finally, the Fund continues to favor energy exposure, as global capital expenditures have failed to meet still-growing energy demand. We believe strong returns are possible for oil and gas producers, processors, and distributors, which appear attractively valued and well positioned to benefit from a strong earnings growth tailwinds.
Within fixed income, we view the current 4.5+% yield on the 10-year U.S. Treasury Note as generous, given expectations of declining inflation trends. We anticipate that the long end of the curve will move lower by the end of 2024, bringing the 10-year yield close to 4%. Accordingly, as of April 30, 2024, the Fund maintains moderately long duration. As mentioned above, we have positioned the Fund with modest exposure to convertible bonds, which marginally increases the Fund’s equity sensitivity, particularly to the still-attractively-priced mid-cap growth segment of the market (as opposed to large-cap growth, which we view as richly priced). The Fund maintains an underweight allocation to bank loans, reflecting the stress to which we believe borrowers are subject in this “higher-for-longer” rate environment. We anticipate credit impairments to rise as 2024 wears on.
None of Schwab Strategic Trust, Schwab U.S. Small Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
43

Portfolio of Investments April 30, 2024†^
	Shares	Value
Investment Companies 99.7%
Equity Funds 81.3%
Global X Data Center & Digital Infrastructure ETF (a)	169,446	$ 2,420,418
Global X Uranium ETF	92,069	2,648,825
Invesco S&P 500 Equal Weight ETF	10,035	1,617,642
Invesco S&P SmallCap Quality ETF	82,105	3,214,411
iShares Core MSCI EAFE ETF	158,848	11,405,286
iShares Core MSCI Emerging Markets ETF	21,142	1,091,984
iShares Core S&P Mid-Cap ETF	27,712	1,583,187
iShares Core S&P Small-Cap ETF	27,127	2,831,788
iShares MSCI Emerging Markets ex China ETF	77,698	4,383,721
iShares MSCI India ETF	20,799	1,088,828
iShares MSCI Japan ETF	48,889	3,288,763
Schwab U.S. Mid-Cap ETF	32,694	2,498,802
Schwab U.S. Small-Cap ETF (a)	102,945	4,741,647
VanEck Oil Services ETF (a)	3,278	1,025,981
Vanguard Mega Cap ETF (a)	179,015	32,163,625
Vanguard Mid-Cap ETF	51,005	12,142,250
Total Equity Funds (Cost $75,984,352)		88,147,158
Fixed Income Funds 18.4%
Invesco Senior Loan ETF	130,750	2,752,287
iShares 0-5 Year High Yield Corporate Bond ETF	65,258	2,738,226
iShares 20+ Year Treasury Bond ETF	42,665	3,763,906
iShares Broad USD High Yield Corporate Bond ETF	76,219	2,739,311
iShares Broad USD Investment Grade Corporate Bond ETF (a)	15,490	764,586
iShares Convertible Bond ETF (a)	28,180	2,170,987
iShares Core U.S. Aggregate Bond ETF	32,142	3,060,883
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (a)	18,907	1,589,663
Vanguard Short-Term Bond ETF (a)	4,241	322,019
Total Fixed Income Funds (Cost $20,250,987)		19,901,868
Total Investment Companies (Cost $96,235,339)		108,049,026
Short-Term Investments 4.5%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	305,830	305,830
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Growth ETF Allocation Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 4.2%
Invesco Government & Agency Portfolio, 5.309% (b)(c)	4,572,502	$ 4,572,502
Total Short-Term Investments (Cost $4,878,332)		4,878,332
Total Investments (Cost $101,113,671)	104.2%	112,927,358
Other Assets, Less Liabilities	(4.2)	(4,597,301)
Net Assets	100.0%	$ 108,330,057

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $5,122,058; the total market value of collateral held by the Fund was $5,385,153. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $812,651. The Fund received cash collateral with a value of $4,572,502. (See Note 2(G))
(b)	Current yield as of April 30, 2024.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 7,400	$ 16,284	$ (23,378)	$ —	$ —	$ 306	$ 169	$ —	306
Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2024†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 88,147,158	$ —	$ —	$ 88,147,158
Fixed Income Funds	19,901,868	—	—	19,901,868
Total Investment Companies	108,049,026	—	—	108,049,026
Short-Term Investments
Affiliated Investment Company	305,830	—	—	305,830
Unaffiliated Investment Company	4,572,502	—	—	4,572,502
Total Short-Term Investments	4,878,332	—	—	4,878,332
Total Investments in Securities	$ 112,927,358	$ —	$ —	$ 112,927,358

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth ETF Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $100,807,841) including securities on loan of $5,122,058	$112,621,528
Investment in affiliated investment companies, at value (identified cost $305,830)	305,830
Cash	311
Receivables:
Fund shares sold	136,948
Dividends	3,122
Securities lending	1,707
Other assets	21,697
Total assets	113,091,143
Liabilities
Cash collateral received for securities on loan	4,572,502
Payables:
Fund shares redeemed	112,844
NYLIFE Distributors (See Note 3)	26,410
Transfer agent (See Note 3)	18,640
Manager (See Note 3)	17,928
Custodian	8,474
Professional fees	1,304
Shareholder communication	360
Trustees	116
Accrued expenses	2,508
Total liabilities	4,761,086
Net assets	$108,330,057
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 8,262
Additional paid-in-capital	99,632,555
99,640,817
Total distributable earnings (loss)	8,689,240
Net assets	$108,330,057
Class A
Net assets applicable to outstanding shares	$89,538,222
Shares of beneficial interest outstanding	6,827,840
Net asset value per share outstanding	$ 13.11
Maximum sales charge (3.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 13.52
Class C
Net assets applicable to outstanding shares	$ 182,707
Shares of beneficial interest outstanding	13,999
Net asset value and offering price per share outstanding	$ 13.05
Class I
Net assets applicable to outstanding shares	$ 113,541
Shares of beneficial interest outstanding	8,684
Net asset value and offering price per share outstanding	$ 13.07
Class R3
Net assets applicable to outstanding shares	$ 1,441,692
Shares of beneficial interest outstanding	110,121
Net asset value and offering price per share outstanding	$ 13.09
SIMPLE Class
Net assets applicable to outstanding shares	$17,053,895
Shares of beneficial interest outstanding	1,301,500
Net asset value and offering price per share outstanding	$ 13.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 2,353,121
Dividends-affiliated	168,615
Securities lending, net	104,372
Total income	2,626,108
Expenses
Manager (See Note 3)	187,634
Distribution/Service—Class A (See Note 3)	198,123
Distribution/Service—Class C (See Note 3)	2,924
Distribution/Service—Class R3 (See Note 3)	4,721
Distribution/Service—SIMPLE Class (See Note 3)	66,129
Transfer agent (See Note 3)	109,094
Registration	75,705
Professional fees	42,499
Custodian	18,325
Shareholder communication	9,712
Trustees	2,573
Shareholder service (See Note 3)	944
Miscellaneous	14,563
Total expenses	732,946
Net investment income (loss)	1,893,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	372,969
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,564,669
Net realized and unrealized gain (loss)	8,937,638
Net increase (decrease) in net assets resulting from operations	$10,830,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth ETF Allocation Fund

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,893,162	$ 1,189,736
Net realized gain (loss)	372,969	(3,507,501)
Net change in unrealized appreciation (depreciation)	8,564,669	3,790,020
Net increase (decrease) in net assets resulting from operations	10,830,800	1,472,255
Distributions to shareholders:
Class A	(1,527,166)	(904,515)
Class C	(3,422)	(2,440)
Class I	(2,437)	(1,696)
Class R3	(14,118)	(7,027)
SIMPLE Class	(232,581)	(91,952)
Total distributions to shareholders	(1,779,724)	(1,007,630)
Capital share transactions:
Net proceeds from sales of shares	33,199,685	29,043,850
Net asset value of shares issued to shareholders in reinvestment of distributions	1,778,583	1,007,165
Cost of shares redeemed	(15,132,085)	(8,232,844)
Increase (decrease) in net assets derived from capital share transactions	19,846,183	21,818,171
Net increase (decrease) in net assets	28,897,259	22,282,796
Net Assets
Beginning of year	79,432,798	57,150,002
End of year	$108,330,057	$79,432,798
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class A	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.89	$ 11.92	$ 12.79	$ 10.00
Net investment income (loss) (a)	0.26	0.22	0.18	0.09
Net realized and unrealized gain (loss)	1.20	(0.07)	(0.89)	2.76
Total from investment operations	1.46	0.15	(0.71)	2.85
Less distributions:
From net investment income	(0.24)	(0.18)	(0.15)	(0.05)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.24)	(0.18)	(0.16)	(0.06)
Net asset value at end of period	$ 13.11	$ 11.89	$ 11.92	$ 12.79
Total investment return (b)	12.29%	1.32%	(5.69)%	28.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.88%	1.41%	0.90%††
Net expenses (c)	0.74%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.74%	0.82%	0.85%	1.41%††
Portfolio turnover rate	64%	57%	54%	47%
Net assets at end of period (in 000’s)	$ 89,538	$ 68,880	$ 52,475	$ 29,705

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class C	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.83	$ 11.86	$ 12.73	$ 10.00
Net investment income (loss) (a)	0.17	0.13	0.09	0.03
Net realized and unrealized gain (loss)	1.19	(0.07)	(0.90)	2.74
Total from investment operations	1.36	0.06	(0.81)	2.77
Less distributions:
From net investment income	(0.14)	(0.09)	(0.05)	(0.03)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.14)	(0.09)	(0.06)	(0.04)
Net asset value at end of period	$ 13.05	$ 11.83	$ 11.86	$ 12.73
Total investment return (b)	11.50%	0.54%	(6.40)%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.15%	0.67%	0.28%††
Net expenses (c)	1.51%	1.55%	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.51%	1.60%	1.64%	2.12%††
Portfolio turnover rate	64%	57%	54%	47%
Net assets at end of period (in 000’s)	$ 183	$ 314	$ 310	$ 288

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class I	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.86	$ 11.89	$ 12.75	$ 10.00
Net investment income (loss) (a)	0.30	0.22	0.22	0.12
Net realized and unrealized gain (loss)	1.18	(0.05)	(0.89)	2.75
Total from investment operations	1.48	0.17	(0.67)	2.87
Less distributions:
From net investment income	(0.27)	(0.20)	(0.18)	(0.11)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.27)	(0.20)	(0.19)	(0.12)
Net asset value at end of period	$ 13.07	$ 11.86	$ 11.89	$ 12.75
Total investment return (b)	12.60%	1.58%	(5.41)%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	1.95%	1.70%	1.23%††
Net expenses (c)	0.49%	0.55%	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.49%	0.57%	0.60%	1.16%††
Portfolio turnover rate	64%	57%	54%	47%
Net assets at end of period (in 000’s)	$ 114	$ 107	$ 40	$ 40

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class R3	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.87	$ 11.90	$ 12.77	$ 10.00
Net investment income (loss) (a)	0.20	0.18	0.11	0.05
Net realized and unrealized gain (loss)	1.21	(0.08)	(0.87)	2.76
Total from investment operations	1.41	0.10	(0.76)	2.81
Less distributions:
From net investment income	(0.19)	(0.13)	(0.10)	(0.03)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.19)	(0.13)	(0.11)	(0.04)
Net asset value at end of period	$ 13.09	$ 11.87	$ 11.90	$ 12.77
Total investment return (b)	11.92%	0.96%	(6.01)%	28.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.54%	0.83%	0.48%††
Net expenses (c)	1.09%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.09%	1.17%	1.20%	1.76%††
Portfolio turnover rate	64%	57%	54%	47%
Net assets at end of period (in 000’s)	$ 1,442	$ 685	$ 486	$ 158

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Year Ended April 30,			August 31, 2020^ through April 30,
SIMPLE Class	2024	2023	2022	2021
Net asset value at beginning of period	$ 11.88	$ 11.91	$ 12.78	$ 10.86
Net investment income (loss) (a)	0.22	0.18	0.14	0.07
Net realized and unrealized gain (loss)	1.20	(0.06)	(0.89)	1.90
Total from investment operations	1.42	0.12	(0.75)	1.97
Less distributions:
From net investment income	(0.20)	(0.15)	(0.11)	(0.04)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.20)	(0.15)	(0.12)	(0.05)
Net asset value at end of period	$ 13.10	$ 11.88	$ 11.91	$ 12.78
Total investment return (b)	12.01%	1.06%	(5.92)%	18.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.57%	1.11%	0.71%††
Net expenses (c)	1.01%	1.05%	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.01%	1.10%	1.14%	1.62%††
Portfolio turnover rate	64%	57%	54%	47%
Net assets at end of period (in 000’s)	$ 17,054	$ 9,447	$ 3,838	$ 962

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth ETF Allocation Fund

MainStay Equity ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2024
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	6/30/2020	11.71%	9.74%	0.99%
		Excluding sales charges		15.16	10.62	0.99
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2020	13.30	9.79	1.79
	if redeemed Within One Year of Purchase	Excluding sales charges		14.30	9.79	1.79
Class I Shares	No Sales Charge		6/30/2020	15.46	10.88	0.74
Class R3 Shares	No Sales Charge		6/30/2020	14.72	10.23	1.34
SIMPLE Class Shares	No Sales Charge		8/31/2020	14.82	7.76	1.29

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
55

Benchmark Performance*	One Year	Since Inception
S&P 500® Index[1]	22.66%	15.27%
MSCI EAFE® Index (Net)[2]	9.28	9.39
Equity Allocation Composite Index[3]	19.23	13.85
Morningstar Aggressive Allocation Category Average[4]	14.29	9.70

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Fund has selected the MSCI EAFE® Index (Net) as its secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively.
4.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
56	MainStay Equity ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Equity ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,181.90	$4.29	$1,020.93	$3.97	0.79%
Class C Shares	$1,000.00	$1,178.10	$8.39	$1,017.16	$7.77	1.55%
Class I Shares	$1,000.00	$1,183.30	$2.93	$1,022.18	$2.72	0.54%
Class R3 Shares	$1,000.00	$1,180.40	$6.23	$1,019.14	$5.77	1.15%
SIMPLE Class Shares	$1,000.00	$1,180.50	$5.69	$1,019.64	$5.27	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
57

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	99.8%
Short-Term Investments	3.1
Other Assets, Less Liabilities	(2.9)
See Portfolio of Investments beginning on page 61 for specific holdings within these categories. The Fund’s holdings are subject to change.

58	MainStay Equity ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity ETF Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended April 30, 2024?
For the 12 months ended April 30, 2024, Class I shares of MainStay Equity ETF Allocation Fund returned 15.46%, underperforming the 22.66% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the 9.28% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 19.23% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the 14.29% return of the Morningstar Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities and international equities that span a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund moderately underperformed the internally maintained blend of indices, primarily due to active positioning at the asset class level.
Management of the Fund’s cash balances detracted from relative performance at the margin. As the reporting period began, we anticipated a recession based on a variety of factors, including the prevailing yield curve2 inversion (with short-term U.S. Treasury bonds offering higher yields than long-term Treasury bonds), tightening bank lending conditions, a contraction in the supply of money, weak industry surveys, and a drawdown in excess household savings. Accordingly, we maintained a larger-than-needed cash balance, thereby positioning the Fund with slightly underweight exposure to equities in spring and early summer 2023. However, contrary to our expectations, a combination of resilient household spending and significant federal spending measures led to continued economic expansion and higher stock prices. As a result, the Fund’s underweight equity position undermined returns, leading us to shift to a fully invested stance as the reporting period wore on.
Relative returns were undermined more substantially as a result of the Fund’s conservative posture within equities. Expecting a market correction, we skewed the Fund to favor traditionally defensive industries (e.g., health care) and other low volatility stocks. Instead, market returns were highly concentrated in a handful of mega-cap technology-related companies involved in various aspects of generative artificial intelligence (“AI”). These companies, tagged “the Magnificent 7,” included Alphabet, Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla. Dominated by these names, the large-cap growth segment of the equity market performed much more strongly than other market segments, rendering the Fund’s cautious positioning a drag on relative returns. Although we sought to increase the Fund’s exposure to AI themes while focusing on more reasonably valued securities by allocating funds to Global X Data Center and Digital Infrastructure ETF, that ETF underperformed the Magnificent 7 by a wide margin.
How did you allocate the Fund’s assets during the reporting period and why?
As mentioned above, the Fund held slightly underweight exposure to equities at the start of the reporting period in anticipation of a recession that would drive down stock prices. We shifted the Fund to a fully invested position as the reporting period continued and the expected economic contraction failed to materialize.
In similar fashion and for similar reason, we reduced some of the Fund’s more defensive positioning in low volatility stocks and unwound the Fund’s tilt toward value. However, we continued to favor digital infrastructure over mega-cap technology stocks as a means of participating in the AI capital spending boom, without unduly exposing the Fund to the lofty valuations assigned to the Magnificent 7.
One of the Fund’s more successful positioning decisions was a focus on Japan over other developed, non-U.S. markets, particularly Europe. Japanese equities benefited from several factors, including accommodative monetary policy, a weak currency, and increasing prioritization of shareholder governance considerations.
The Fund also held exposure during the reporting period to Global X Uranium ETF, a position that added to active risk without materially affecting relative performance. Demand for power generation is on the rise, driven by the AI-related proliferation of data centers and the expanding electrification of transportation and home heating. The intermittency of wind and solar energy sources renders nuclear power an increasingly attractive, carbon-free power source for many use cases, particularly given recent progress in the development of small modular reactors. We

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
59

expect nuclear to be an integral element of the energy mix in the decades ahead, with demand for processed uranium likely to grow, exacerbating an emerging supply/demand imbalance. As a result, we see long-term tailwinds for firms engaged in extracting and processing raw uranium.
How did the Fund’s allocations change over the course of the reporting period?
During the reporting period, we increased the Fund’s position in Vanguard Mega Cap ETF as we abandoned our recession call, while reducing exposure to Invesco S&P 500® Low Volatility ETF, Health Care Select Sector SPDR® Fund and Vanguard Mega Cap Value ETF. We expanded holdings in iShares® MSCI Emerging Markets ex China ETF and iShares® MSCI India ETF, thereby broadly increasing exposure to the emerging-markets complex while avoiding Chinese equities, which we anticipate will continue to struggle due to a somewhat hostile regulatory regime and the impact of deglobalization. We initiated a position in Invesco SmallCap Quality ETF, funded from iShares® Core S&P Small-Cap ETF and Schwab U.S. Small-Cap ETF, thus shifting exposure away from less consistently profitable and more highly leveraged firms that could prove vulnerable to the “higher-for-longer” rate environment, while maintaining overall exposure to smaller, younger, more dynamic firms. Finally, as mentioned above, we initiated positions in Global X Uranium ETF and Global X Data Center and Digital Infrastructure ETF.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
Of those Underlying Equity ETFs held for the entire reporting period, the highest total returns came from Vanguard Mega Cap ETF, iShares® MSCI Japan ETF and Vanguard Mid-Cap ETF. No Underlying Equity ETFs saw losses. The lowest total returns came from iShares® Core MSCI EAFE ETF, iShares® Core MSCI Emerging Markets ETF and iShares® Core S&P Small-Cap ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
As a function of position size, ETF performance and timing, the Underlying ETFs that made the largest positive contributions to performance were Vanguard Mega Cap ETF, Vanguard Mid-Cap ETF and Schwab U.S. Small-Cap ETF. (Contributions take weightings and total returns into account.) Small losses occurred in Materials Select Sector SPDR® Fund and Health Care Select Sector SPDR® Fund, while the smallest positive contribution—effectively zero—came from Utilities Select Sector SPDR® Fund.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2024, the Fund’s holdings of Global X Uranium ETF remains a significant contributor to active risk. As electrical demand grows, nuclear reactors are becoming an increasingly essential element of the energy mix. Given planned new nuclear projects, the recommissioning of older facilities and the demands of reactors already in operation, consumption of processed uranium appears likely to outstrip the current supply. We believe this imbalance will provide a tailwind to miners and processors for years to come.
In other areas, the Fund is skewed away from heavily indebted companies with large interest expense relative to their free cash flow. In a “higher-for-longer rate” environment, we believe these firms will find it increasingly difficult to service their debt. We believe some might eventually find their way into bankruptcy. The Fund also maintains a bias toward Japan over Europe. In our view, while European firms are wrestling with high energy prices, elevated labor costs and a complicated geopolitical environment, Japanese equities appear relatively attractive due to a shift in shareholder governance practices, weak currency and ongoing accommodative monetary policy. Finally, the Fund continues to favor energy exposure, as global capital expenditures have failed to meet still-growing energy demand. We believe strong returns are possible for oil and gas producers, processors, and distributors, which appear attractively valued and well positioned to benefit from a strong earnings growth tailwinds.
None of Schwab Strategic Trust, Schwab® U.S. Small Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Equity ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Equity ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
60	MainStay Equity ETF Allocation Fund

Portfolio of Investments April 30, 2024†^
	Shares	Value
Investment Companies 99.8%
Equity Funds 99.8%
Global X Data Center & Digital Infrastructure ETF (a)	133,369	$ 1,905,083
Global X Uranium ETF	71,798	2,065,628
Invesco S&P 500 Equal Weight ETF (a)	7,891	1,272,029
Invesco S&P SmallCap Quality ETF	64,931	2,542,049
iShares Core MSCI EAFE ETF	166,136	11,928,565
iShares Core MSCI Emerging Markets ETF	41,919	2,165,116
iShares Core S&P Mid-Cap ETF	21,794	1,245,091
iShares Core S&P Small-Cap ETF	26,482	2,764,456
iShares MSCI Emerging Markets ex China ETF	61,009	3,442,128
iShares MSCI India ETF	16,576	867,753
iShares MSCI Japan ETF	38,178	2,568,234
Schwab U.S. Mid-Cap ETF (a)	25,662	1,961,347
Schwab U.S. Small-Cap ETF (a)	162,220	7,471,853
VanEck Oil Services ETF (a)	2,603	814,713
Vanguard Mega Cap ETF	179,737	32,293,347
Vanguard Mid-Cap ETF	39,950	9,510,497
Total Investment Companies (Cost $73,984,216)		84,817,889
Short-Term Investments 3.1%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	333,075	333,075
Unaffiliated Investment Company 2.7%
Invesco Government & Agency Portfolio, 5.309% (b)(c)	2,325,936	2,325,936
Total Short-Term Investments (Cost $2,659,011)		2,659,011
Total Investments (Cost $76,643,227)	102.9%	87,476,900
Other Assets, Less Liabilities	(2.9)	(2,446,134)
Net Assets	100.0%	$ 85,030,766

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $2,234,830; the total market value of collateral held by the Fund was $2,344,195. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $18,259. The Fund received cash collateral with a value of $2,325,936. (See Note 2(G))
(b)	Current yield as of April 30, 2024.
(c)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2024†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,199	$ 11,527	$ (12,393)	$ —	$ —	$ 333	$ 30	$ —	333
Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 84,817,889	$ —	$ —	$ 84,817,889
Short-Term Investments
Affiliated Investment Company	333,075	—	—	333,075
Unaffiliated Investment Company	2,325,936	—	—	2,325,936
Total Short-Term Investments	2,659,011	—	—	2,659,011
Total Investments in Securities	$ 87,476,900	$ —	$ —	$ 87,476,900

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay Equity ETF Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024
Assets
Investment in unaffiliated securities, at value (identified cost $76,310,152) including securities on loan of $2,234,830	$87,143,825
Investment in affiliated investment companies, at value (identified cost $333,075)	333,075
Cash	216
Receivables:
Fund shares sold	83,587
Dividends	1,654
Securities lending	1,418
Other assets	22,396
Total assets	87,586,171
Liabilities
Cash collateral received for securities on loan	2,325,936
Payables:
Investment securities purchased	91,957
Fund shares redeemed	74,945
NYLIFE Distributors (See Note 3)	20,740
Transfer agent (See Note 3)	14,023
Manager (See Note 3)	13,251
Custodian	9,018
Shareholder communication	1,966
Professional fees	972
Trustees	89
Accrued expenses	2,508
Total liabilities	2,555,405
Net assets	$85,030,766
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,986
Additional paid-in-capital	76,916,355
76,922,341
Total distributable earnings (loss)	8,108,425
Net assets	$85,030,766
Class A
Net assets applicable to outstanding shares	$70,119,744
Shares of beneficial interest outstanding	4,934,239
Net asset value per share outstanding	$ 14.21
Maximum sales charge (3.00% of offering price)	0.44
Maximum offering price per share outstanding	$ 14.65
Class C
Net assets applicable to outstanding shares	$ 215,142
Shares of beneficial interest outstanding	15,230
Net asset value and offering price per share outstanding	$ 14.13
Class I
Net assets applicable to outstanding shares	$ 156,173
Shares of beneficial interest outstanding	11,058
Net asset value and offering price per share outstanding	$ 14.12
Class R3
Net assets applicable to outstanding shares	$ 1,873,860
Shares of beneficial interest outstanding	132,225
Net asset value and offering price per share outstanding	$ 14.17
SIMPLE Class
Net assets applicable to outstanding shares	$12,665,847
Shares of beneficial interest outstanding	893,599
Net asset value and offering price per share outstanding	$ 14.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Operations for the year ended April 30, 2024
Investment Income (Loss)
Income
Dividends-unaffiliated	$1,390,427
Securities lending, net	52,195
Dividends-affiliated	30,175
Total income	1,472,797
Expenses
Manager (See Note 3)	140,616
Distribution/Service—Class A (See Note 3)	148,506
Distribution/Service—Class C (See Note 3)	1,780
Distribution/Service—Class R3 (See Note 3)	3,697
Distribution/Service—SIMPLE Class (See Note 3)	49,312
Transfer agent (See Note 3)	83,319
Registration	75,143
Professional fees	40,048
Custodian	18,206
Shareholder communication	8,007
Trustees	1,928
Shareholder service (See Note 3)	739
Miscellaneous	13,203
Total expenses before waiver/reimbursement	584,504
Expense waiver/reimbursement from Manager (See Note 3)	(1,045)
Net expenses	583,459
Net investment income (loss)	889,338
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	72,354
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,889,695
Net realized and unrealized gain (loss)	8,962,049
Net increase (decrease) in net assets resulting from operations	$9,851,387
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity ETF Allocation Fund

Statements of Changes in Net Assets
for the years ended April 30, 2024 and April 30, 2023
	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 889,338	$ 501,773
Net realized gain (loss)	72,354	(2,533,214)
Net change in unrealized appreciation (depreciation)	8,889,695	2,796,287
Net increase (decrease) in net assets resulting from operations	9,851,387	764,846
Distributions to shareholders:
Class A	(723,104)	(428,787)
Class C	(765)	(386)
Class I	(1,762)	(1,373)
Class R3	(5,945)	(3,242)
SIMPLE Class	(97,051)	(41,309)
Total distributions to shareholders	(828,627)	(475,097)
Capital share transactions:
Net proceeds from sales of shares	28,864,046	21,075,269
Net asset value of shares issued to shareholders in reinvestment of distributions	824,197	470,614
Cost of shares redeemed	(10,469,318)	(6,921,340)
Increase (decrease) in net assets derived from capital share transactions	19,218,925	14,624,543
Net increase (decrease) in net assets	28,241,685	14,914,292
Net Assets
Beginning of year	56,789,081	41,874,789
End of year	$ 85,030,766	$56,789,081
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class A	2024	2023	2022	2021
Net asset value at beginning of period	$ 12.48	$ 12.54	$ 13.64	$ 10.00
Net investment income (loss) (a)	0.18	0.13	0.15	0.07
Net realized and unrealized gain (loss)	1.71	(0.07)	(1.10)	3.62
Total from investment operations	1.89	0.06	(0.95)	3.69
Less distributions:
From net investment income	(0.16)	(0.12)	(0.14)	(0.04)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.16)	(0.12)	(0.15)	(0.05)
Net asset value at end of period	$ 14.21	$ 12.48	$ 12.54	$ 13.64
Total investment return (b)	15.16%	0.54%	(7.21)%	37.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.10%	1.08%	0.63%††
Net expenses (c)	0.79%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.79%	0.92%	0.92%	1.90%††
Portfolio turnover rate	49%	35%	43%	24%
Net assets at end of period (in 000’s)	$ 70,120	$ 48,992	$ 38,162	$ 20,221

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class C	2024	2023	2022	2021
Net asset value at beginning of period	$ 12.41	$ 12.46	$ 13.57	$ 10.00
Net investment income (loss) (a)	0.08	0.05	0.05	(0.02)
Net realized and unrealized gain (loss)	1.69	(0.07)	(1.11)	3.63
Total from investment operations	1.77	(0.02)	(1.06)	3.61
Less distributions:
From net investment income	(0.05)	(0.03)	(0.04)	(0.03)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.05)	(0.03)	(0.05)	(0.04)
Net asset value at end of period	$ 14.13	$ 12.41	$ 12.46	$ 13.57
Total investment return (b)	14.30%	(0.16)%	(7.92)%	36.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.39%	0.38%	(0.20)%††
Net expenses (c)	1.55%	1.55%	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.56%	1.72%	1.75%	2.61%††
Portfolio turnover rate	49%	35%	43%	24%
Net assets at end of period (in 000’s)	$ 215	$ 172	$ 177	$ 175

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class I	2024	2023	2022	2021
Net asset value at beginning of period	$ 12.40	$ 12.47	$ 13.56	$ 10.00
Net investment income (loss) (a)	0.21	0.17	0.07	0.08
Net realized and unrealized gain (loss)	1.70	(0.09)	(0.98)	3.62
Total from investment operations	1.91	0.08	(0.91)	3.70
Less distributions:
From net investment income	(0.19)	(0.15)	(0.17)	(0.13)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.19)	(0.15)	(0.18)	(0.14)
Net asset value at end of period	$ 14.12	$ 12.40	$ 12.47	$ 13.56
Total investment return (b)	15.46%	0.73%	(6.96)%	37.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	1.42%	0.49%	0.80%††
Net expenses (c)	0.54%	0.55%	0.48%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.54%	0.67%	0.60%	1.65%††
Portfolio turnover rate	49%	35%	43%	24%
Net assets at end of period (in 000’s)	$ 156	$ 113	$ 152	$ 2,684

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,			June 30, 2020^ through April 30,
Class R3	2024	2023	2022	2021
Net asset value at beginning of period	$ 12.45	$ 12.51	$ 13.61	$ 10.00
Net investment income (loss) (a)	0.11	0.09	0.10	0.04
Net realized and unrealized gain (loss)	1.72	(0.07)	(1.10)	3.62
Total from investment operations	1.83	0.02	(1.00)	3.66
Less distributions:
From net investment income	(0.11)	(0.08)	(0.09)	(0.04)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.11)	(0.08)	(0.10)	(0.05)
Net asset value at end of period	$ 14.17	$ 12.45	$ 12.51	$ 13.61
Total investment return (b)	14.72%	0.18%	(7.47)%	36.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.78%	0.74%	0.39%††
Net expenses (c)	1.14%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.14%	1.27%	1.27%	2.25%††
Portfolio turnover rate	49%	35%	43%	24%
Net assets at end of period (in 000’s)	$ 1,874	$ 334	$ 472	$ 445

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Year Ended April 30,			August 31, 2020^ through April 30,
SIMPLE Class	2024	2023	2022	2021
Net asset value at beginning of period	$ 12.45	$ 12.51	$ 13.61	$ 11.08
Net investment income (loss) (a)	0.14	0.09	0.11	0.06
Net realized and unrealized gain (loss)	1.70	(0.06)	(1.10)	2.52
Total from investment operations	1.84	0.03	(0.99)	2.58
Less distributions:
From net investment income	(0.12)	(0.09)	(0.10)	(0.04)
From net realized gain on investments	—	(0.00)‡	(0.01)	(0.01)
Total distributions	(0.12)	(0.09)	(0.11)	(0.05)
Net asset value at end of period	$ 14.17	$ 12.45	$ 12.51	$ 13.61
Total investment return (b)	14.82%	0.28%	(7.38)%	23.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.77%	0.78%	0.51%††
Net expenses (c)	1.05%	1.05%	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.06%	1.22%	1.25%	2.11%††
Portfolio turnover rate	49%	35%	43%	24%
Net assets at end of period (in 000’s)	$ 12,666	$ 7,178	$ 2,911	$ 811

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity ETF Allocation Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Equity ETF Allocation Fund (collectively referred to as the "ETF Allocation Funds" and each individually referred to as an "ETF Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each ETF Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations
MainStay Conservative ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Moderate ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Growth ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Equity ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. SIMPLE Class shares convert to Class A shares at the end of the calendar quarter ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an ETF Allocation Fund may be converted to one or more other share classes of the ETF Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee.
Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R3 shares.
The investment objective for each of the ETF Allocation Funds is as follows:
The MainStay Conservative ETF Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity ETF Allocation Fund seeks long-term growth of capital.
The ETF Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in passively-managed exchange-traded funds (the “Underlying ETFs”).
Note 2–Significant Accounting Policies
The ETF Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The ETF Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the ETF Allocation Funds are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each ETF Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The ETF Allocation Funds' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of

71

Notes to Financial Statements (continued)
methodologies for determining and calculating the fair value of ETF Allocation Fund investments. The Valuation Designee may value the ETF Allocation Funds' portfolio securities for which market quotations are not readily available and other ETF Allocation Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each ETF Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the ETF Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each ETF Allocation Fund. Unobservable inputs reflect each ETF Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each ETF Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each ETF Allocation Fund’s assets and liabilities as of April 30, 2024, is included at the end of each ETF Allocation Fund’s Portfolio of Investments.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each ETF Allocation Fund is treated as a separate entity for federal income tax purposes. The ETF Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each ETF Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

72	Mainstay ETF Asset Allocation Funds

Management evaluates each ETF Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ETF Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the ETF Allocation Funds' financial statements. The ETF Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Equity ETF Allocation Fund each intends to declare and pay dividends from net investment income, if any, at least annually. The MainStay Conservative ETF Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly. Each MainStay ETF Allocation Fund declare and distribute capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ETF Allocation Fund at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The ETF Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the ETF Allocation Funds from the Underlying ETFs are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the ETF Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ETF Allocation Funds, including those of related parties to the ETF Allocation Funds, are shown in the Statement of Operations.
In addition, the ETF Allocation Funds bear a pro rata share of the fees and expenses of the Underlying ETFs in which they invest. Because the Underlying ETFs have varied expense and fee levels and the ETF Allocation Funds may own different proportions of the Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by each ETF Allocation Fund may vary. Shares of the Underlying ETFs are subject to management fees and other fees that may cause the costs of investing in Underlying ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying ETFs are not included in the amounts shown in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the ETF Allocation Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the ETF Allocation Funds engage in securities lending, the ETF Allocation Funds will lend through their custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the ETF Allocation Funds. Under the current arrangement, JPMorgan will manage the ETF Allocation Funds' collateral in accordance with the securities lending agency agreement between the ETF Allocation Funds and JPMorgan, and indemnify the ETF Allocation Funds against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the ETF Allocation Funds. The ETF Allocation Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned. The ETF Allocation Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ETF Allocation Funds bear the risk of any loss on investment of cash collateral. The ETF Allocation Funds will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The ETF Allocation Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ETF Allocation Funds. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ETF Allocation Funds enter into contracts with third-party service providers that contain a variety of representations
73

Notes to Financial Statements (continued)
and warranties and that may provide general indemnifications. The ETF Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ETF Allocation Funds.
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ETF Allocation Funds' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the ETF Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ETF Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the ETF Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ETF Allocation Funds and certain operational expenses of the ETF Allocation Funds. The ETF Allocation Funds reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the ETF Allocation Funds.
Pursuant to the Management Agreement, each ETF Allocation Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.20% of each ETF Allocation Fund's average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Class C	Class I	Class R3	SIMPLE Class
MainStay Conservative ETF Allocation Fund	0.80%	1.55%	0.55%	1.15%	1.05%
MainStay Moderate ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Growth ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Equity ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05

This agreement will remain in effect until August 31, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2024, New York Life Investments earned fees from the ETF Allocation Funds and waived fees and/or reimbursed expenses as follows:
Fund	Earned	Waived/Reimbursed
MainStay Conservative ETF Allocation Fund	$ 80,642	$(36,152)
MainStay Moderate ETF Allocation Fund	236,567	—
MainStay Growth ETF Allocation Fund	187,634	—
MainStay Equity ETF Allocation Fund	140,616	(1,045)
JPMorgan provides sub-administration and sub-accounting services to the ETF Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ETF Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ETF Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the ETF Allocation Funds' administrative  operations. For providing these services to the ETF Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the ETF Allocation Funds. The ETF Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the ETF Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ETF Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The ETF Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
74	Mainstay ETF Asset Allocation Funds

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ETF Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended April 30, 2024, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative ETF Allocation Fund
Class R3	$ 484

MainStay Moderate ETF Allocation Fund
Class R3	$2,045

MainStay Growth ETF Allocation Fund
Class R3	$ 944

MainStay Equity ETF Allocation Fund
Class R3	$ 739
(C) Sales Charges.  The ETF Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the year ended April 30, 2024, was as follows:
MainStay Conservative ETF Allocation Fund
Class A	$ 14,626

MainStay Moderate ETF Allocation Fund
Class A	$ 51,650

MainStay Growth ETF Allocation Fund
Class A	$ 46,790

MainStay Equity ETF Allocation Fund
Class A	$ 42,106
The ETF Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2024, as follows:
MainStay Conservative ETF Allocation Fund
Class A	$ 3,248

MainStay Moderate ETF Allocation Fund
Class A	$ 443
Class C	2

MainStay Growth ETF Allocation Fund
Class A	$ 2,418
Class C	14

MainStay Equity ETF Allocation Fund
Class A	$ 497
Class C	42
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ETF Allocation Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective June 30, 2020, New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2024, transfer agent expenses incurred by the ETF Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative ETF Allocation Fund	Expense	Waived
Class A	$ 32,027	$ —
Class C	357	—
Class I	30	—
Class R3	423	—
SIMPLE Class	4,203	—

MainStay Moderate ETF Allocation Fund	Expense	Waived
Class A	$ 92,835	$ —
Class C	510	—
Class I	73	—
Class R3	1,800	—
SIMPLE Class	16,470	—

75

Notes to Financial Statements (continued)
MainStay Growth ETF Allocation Fund	Expense	Waived
Class A	$ 89,708	$ —
Class C	398	—
Class I	120	—
Class R3	1,056	—
SIMPLE Class	17,812	—

MainStay Equity ETF Allocation Fund	Expense	Waived
Class A	$ 68,585	$ —
Class C	246	—
Class I	145	—
Class R3	819	—
SIMPLE Class	13,524	—
(E) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the ETF Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative ETF Allocation Fund
Class C	$27,315	8.8%
Class I	35,758	99.9
Class R3	27,689	4.6

MainStay Moderate ETF Allocation Fund
Class I	$32,347	36.8%
Class R3	30,731	1.0

MainStay Growth ETF Allocation Fund
Class C	$33,502	18.3%
Class I	33,482	29.5
Class R3	34,026	2.4

MainStay Equity ETF Allocation Fund
Class C	$35,760	16.6%
Class I	20,024	12.8
Class R3	36,320	1.9
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of each ETF Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$48,674,507	$2,257,803	$(2,205,177)	$52,626

MainStay Moderate ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$135,086,734	$9,548,452	$(2,212,361)	$7,336,091

MainStay Growth ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$103,573,922	$9,787,005	$(433,569)	$9,353,436

MainStay Equity ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$78,885,914	$8,653,467	$(62,481)	$8,590,986

As of April 30, 2024, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative ETF Allocation Fund	$ 70,006	$(1,478,664)	$—	$ 52,626	$(1,356,032)
MainStay Moderate ETF Allocation Fund	868,305	(3,621,594)	—	7,336,091	4,582,802
MainStay Growth ETF Allocation Fund	429,866	(1,094,062)	—	9,353,436	8,689,240
MainStay Equity ETF Allocation Fund	95,688	(578,249)	—	8,590,986	8,108,425

76	Mainstay ETF Asset Allocation Funds

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments.
The following table discloses the current period reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2024 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Conservative ETF Allocation Fund	$ —	$ —
MainStay Moderate ETF Allocation Fund	4,515	(4,515)
MainStay Growth ETF Allocation Fund	3,834	(3,834)
MainStay Equity ETF Allocation Fund	3,266	(3,266)
The reclassifications for the Funds are primarily due to non deductible expenses.
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $1,478,664, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Conservative ETF Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$158	$1,321
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $3,621,594, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Moderate ETF Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$718	$2,904
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $1,094,062, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Growth ETF Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$237	$857
As of April 30, 2024, for federal income tax purposes, capital loss carryforwards of $578,249, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Equity ETF Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$45	$533
The MainStay Growth ETF Allocation Fund and MainStay Equity ETF Allocation Fund utilized $410,087 and $316,690 of capital loss carryforwards during the year ended April 30, 2024.
During the years ended April 30, 2024 and April 30, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2024		2023
Fund	Ordinary Income	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative ETF Allocation Fund	$1,116,357	$1,116,357	$ 911,176	$114,302	$1,025,478
MainStay Moderate ETF Allocation Fund	2,676,704	2,676,704	1,538,434	172,753	1,711,187
MainStay Growth ETF Allocation Fund	1,779,724	1,779,724	990,454	17,176	1,007,630
MainStay Equity ETF Allocation Fund	828,627	828,627	470,068	5,029	475,097

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the ETF Allocation Funds. Custodial fees are charged to each ETF Allocation Fund based on each ETF Allocation Fund's net assets and/or the market value of securities held by each ETF Allocation Fund and the number of certain transactions incurred by each ETF Allocation Fund.
Note 6–Line of Credit
The ETF Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
77

Notes to Financial Statements (continued)
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the ETF Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the ETF Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended April 30, 2024, there were no borrowings made or outstanding with respect to the ETF Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the ETF Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the ETF Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2024, there were no interfund loans made or outstanding with respect to the ETF Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2024, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative ETF Allocation Fund	$ 36,744	$28,576
MainStay Moderate ETF Allocation Fund	108,565	77,485
MainStay Growth ETF Allocation Fund	85,476	58,323
MainStay Equity ETF Allocation Fund	54,677	34,353
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2024 and April 30, 2023, were as follows:
MainStay Conservative ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,013,785	$10,347,932
Shares issued to shareholders in reinvestment of distributions	98,691	1,008,114
Shares redeemed	(844,283)	(8,477,032)
Net increase (decrease) in shares outstanding before conversion	268,193	2,879,014
Shares converted into Class A (See Note 1)	21,063	216,927
Net increase (decrease)	289,256	$ 3,095,941
Year ended April 30, 2023:
Shares sold	873,450	$ 8,657,169
Shares issued to shareholders in reinvestment of distributions	98,111	952,780
Shares redeemed	(660,115)	(6,526,437)
Net increase (decrease) in shares outstanding before conversion	311,446	3,083,512
Shares converted into Class A (See Note 1)	5,356	53,415
Net increase (decrease)	316,802	$ 3,136,927

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	18,288	$ 191,066
Shares issued to shareholders in reinvestment of distributions	487	4,992
Shares redeemed	(4,508)	(45,476)
Net increase (decrease) in shares outstanding before conversion	14,267	150,582
Shares converted from Class C (See Note 1)	(20,941)	(215,026)
Net increase (decrease)	(6,674)	$ (64,444)
Year ended April 30, 2023:
Shares sold	2,612	$ 26,020
Shares issued to shareholders in reinvestment of distributions	809	7,847
Shares redeemed	(2,009)	(19,773)
Net increase (decrease) in shares outstanding before conversion	1,412	14,094
Shares converted from Class C (See Note 1)	(5,042)	(50,072)
Net increase (decrease)	(3,630)	$ (35,978)

78	Mainstay ETF Asset Allocation Funds

Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	5	$ 62
Shares issued to shareholders in reinvestment of distributions	104	1,057
Net increase (decrease)	109	$ 1,119
Year ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	107	$ 1,028
Net increase (decrease)	107	$ 1,028

Class R3	Shares	Amount
Year ended April 30, 2024:
Shares sold	16,910	$ 175,185
Shares issued to shareholders in reinvestment of distributions	1,205	12,330
Shares redeemed	(2,611)	(26,507)
Net increase (decrease)	15,504	$ 161,008
Year ended April 30, 2023:
Shares sold	33,419	$ 324,331
Shares issued to shareholders in reinvestment of distributions	1,008	9,791
Net increase (decrease)	34,427	$ 334,122

SIMPLE Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	194,464	$ 1,979,002
Shares issued to shareholders in reinvestment of distributions	7,777	79,567
Shares redeemed	(58,850)	(600,080)
Net increase (decrease) in shares outstanding before conversion	143,391	1,458,489
Shares converted from SIMPLE Class (See Note 1)	(191)	(1,901)
Net increase (decrease)	143,200	$ 1,456,588
Year ended April 30, 2023:
Shares sold	146,265	$ 1,445,904
Shares issued to shareholders in reinvestment of distributions	4,700	45,801
Shares redeemed	(19,775)	(195,239)
Net increase (decrease) in shares outstanding before conversion	131,190	1,296,466
Shares converted from SIMPLE Class (See Note 1)	(336)	(3,343)
Net increase (decrease)	130,854	$ 1,293,123
MainStay Moderate ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	2,588,495	$ 29,611,060
Shares issued to shareholders in reinvestment of distributions	204,455	2,384,244
Shares redeemed	(1,605,315)	(18,295,549)
Net increase (decrease) in shares outstanding before conversion	1,187,635	13,699,755
Shares converted into Class A (See Note 1)	4,916	57,299
Shares converted from Class A (See Note 1)	(208)	(2,282)
Net increase (decrease)	1,192,343	$ 13,754,772
Year ended April 30, 2023:
Shares sold	1,931,302	$ 20,758,714
Shares issued to shareholders in reinvestment of distributions	151,908	1,594,972
Shares redeemed	(1,196,225)	(12,811,527)
Net increase (decrease) in shares outstanding before conversion	886,985	9,542,159
Shares converted into Class A (See Note 1)	4,114	43,271
Net increase (decrease)	891,099	$ 9,585,430

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	5,402	$ 61,477
Shares issued to shareholders in reinvestment of distributions	418	4,867
Shares redeemed	(4,212)	(47,234)
Net increase (decrease) in shares outstanding before conversion	1,608	19,110
Shares converted from Class C (See Note 1)	(1,671)	(19,125)
Net increase (decrease)	(63)	$ (15)
Year ended April 30, 2023:
Shares sold	3,362	$ 35,869
Shares issued to shareholders in reinvestment of distributions	294	3,083
Shares redeemed	(3,751)	(39,764)
Net increase (decrease) in shares outstanding before conversion	(95)	(812)
Shares converted from Class C (See Note 1)	(4,140)	(43,271)
Net increase (decrease)	(4,235)	$ (44,083)

79

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	804	$ 9,061
Shares issued to shareholders in reinvestment of distributions	187	2,180
Shares redeemed	(210)	(2,424)
Net increase (decrease)	781	$ 8,817
Year ended April 30, 2023:
Shares sold	2,321	$ 25,321
Shares issued to shareholders in reinvestment of distributions	139	1,463
Shares redeemed	(2,354)	(25,251)
Net increase (decrease)	106	$ 1,533

Class R3	Shares	Amount
Year ended April 30, 2024:
Shares sold	140,882	$ 1,615,147
Shares issued to shareholders in reinvestment of distributions	3,525	41,067
Shares redeemed	(2,882)	(33,812)
Net increase (decrease)	141,525	$ 1,622,402
Year ended April 30, 2023:
Shares sold	67,966	$ 715,346
Shares issued to shareholders in reinvestment of distributions	1,930	20,241
Shares redeemed	(34,261)	(373,494)
Net increase (decrease)	35,635	$ 362,093

SIMPLE Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	677,920	$ 7,743,469
Shares issued to shareholders in reinvestment of distributions	20,197	235,096
Shares redeemed	(138,024)	(1,588,084)
Net increase (decrease) in shares outstanding before conversion	560,093	6,390,481
Shares converted into SIMPLE Class (See Note 1)	209	2,282
Shares converted from SIMPLE Class (See Note 1)	(3,361)	(38,174)
Net increase (decrease)	556,941	$ 6,354,589
Year ended April 30, 2023:
Shares sold	476,351	$ 5,096,795
Shares issued to shareholders in reinvestment of distributions	8,448	88,534
Shares redeemed	(29,925)	(321,359)
Net increase (decrease)	454,874	$ 4,863,970
MainStay Growth ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,966,480	$ 24,719,066
Shares issued to shareholders in reinvestment of distributions	118,137	1,526,328
Shares redeemed	(1,071,479)	(13,515,061)
Net increase (decrease) in shares outstanding before conversion	1,013,138	12,730,333
Shares converted into Class A (See Note 1)	21,491	285,748
Net increase (decrease)	1,034,629	$ 13,016,081
Year ended April 30, 2023:
Shares sold	1,965,632	$ 22,781,235
Shares issued to shareholders in reinvestment of distributions	79,943	904,151
Shares redeemed	(656,085)	(7,574,788)
Net increase (decrease) in shares outstanding before conversion	1,389,490	16,110,598
Shares converted into Class A (See Note 1)	1,891	21,668
Net increase (decrease)	1,391,381	$ 16,132,266

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,642	$ 20,409
Shares issued to shareholders in reinvestment of distributions	266	3,422
Shares redeemed	(1,236)	(15,276)
Net increase (decrease) in shares outstanding before conversion	672	8,555
Shares converted from Class C (See Note 1)	(13,173)	(173,139)
Net increase (decrease)	(12,501)	$ (164,584)
Year ended April 30, 2023:
Shares sold	2,576	$ 29,341
Shares issued to shareholders in reinvestment of distributions	216	2,440
Shares redeemed	(561)	(6,530)
Net increase (decrease) in shares outstanding before conversion	2,231	25,251
Shares converted from Class C (See Note 1)	(1,900)	(21,668)
Net increase (decrease)	331	$ 3,583

80	Mainstay ETF Asset Allocation Funds

Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	2,164	$ 28,979
Shares issued to shareholders in reinvestment of distributions	189	2,437
Shares redeemed	(2,685)	(34,240)
Net increase (decrease)	(332)	$ (2,824)
Year ended April 30, 2023:
Shares sold	5,656	$ 64,602
Shares issued to shareholders in reinvestment of distributions	151	1,696
Shares redeemed	(196)	(2,291)
Net increase (decrease)	5,611	$ 64,007

Class R3	Shares	Amount
Year ended April 30, 2024:
Shares sold	52,147	$ 675,247
Shares issued to shareholders in reinvestment of distributions	1,075	13,871
Shares redeemed	(814)	(10,721)
Net increase (decrease)	52,408	$ 678,397
Year ended April 30, 2023:
Shares sold	21,476	$ 247,926
Shares issued to shareholders in reinvestment of distributions	622	7,027
Shares redeemed	(5,214)	(60,043)
Net increase (decrease)	16,884	$ 194,910

SIMPLE Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	619,028	$ 7,755,984
Shares issued to shareholders in reinvestment of distributions	17,997	232,525
Shares redeemed	(121,894)	(1,556,787)
Net increase (decrease) in shares outstanding before conversion	515,131	6,431,722
Shares converted from SIMPLE Class (See Note 1)	(8,631)	(112,609)
Net increase (decrease)	506,500	$ 6,319,113
Year ended April 30, 2023:
Shares sold	514,843	$ 5,920,746
Shares issued to shareholders in reinvestment of distributions	8,121	91,851
Shares redeemed	(50,203)	(589,192)
Net increase (decrease)	472,761	$ 5,423,405
MainStay Equity ETF Allocation Fund
Class A	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,607,807	$21,531,289
Shares issued to shareholders in reinvestment of distributions	52,027	721,631
Shares redeemed	(657,814)	(8,850,539)
Net increase (decrease) in shares outstanding before conversion	1,002,020	13,402,381
Shares converted into Class A (See Note 1)	6,615	95,743
Net increase (decrease)	1,008,635	$13,498,124
Year ended April 30, 2023:
Shares sold	1,356,954	$16,425,863
Shares issued to shareholders in reinvestment of distributions	36,098	425,944
Shares redeemed	(512,629)	(6,190,399)
Net increase (decrease) in shares outstanding before conversion	880,423	10,661,408
Shares converted into Class A (See Note 1)	1,808	21,760
Net increase (decrease)	882,231	$10,683,168

Class C	Shares	Amount
Year ended April 30, 2024:
Shares sold	5,942	$ 80,606
Shares issued to shareholders in reinvestment of distributions	55	765
Shares redeemed	(1,903)	(24,813)
Net increase (decrease) in shares outstanding before conversion	4,094	56,558
Shares converted from Class C (See Note 1)	(2,689)	(38,101)
Net increase (decrease)	1,405	$ 18,457
Year ended April 30, 2023:
Shares sold	2,381	$ 28,448
Shares issued to shareholders in reinvestment of distributions	33	386
Shares redeemed	(998)	(11,796)
Net increase (decrease) in shares outstanding before conversion	1,416	17,038
Shares converted from Class C (See Note 1)	(1,824)	(21,760)
Net increase (decrease)	(408)	$ (4,722)

81

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended April 30, 2024:
Shares sold	1,783	$ 25,600
Shares issued to shareholders in reinvestment of distributions	128	1,762
Shares redeemed	(1)	(17)
Net increase (decrease)	1,910	$ 27,345
Year ended April 30, 2023:
Shares sold	389	$ 4,804
Shares issued to shareholders in reinvestment of distributions	117	1,373
Shares redeemed	(3,552)	(40,820)
Net increase (decrease)	(3,046)	$ (34,643)

Class R3	Shares	Amount
Year ended April 30, 2024:
Shares sold	106,579	$ 1,477,537
Shares issued to shareholders in reinvestment of distributions	216	2,992
Shares redeemed	(1,411)	(18,546)
Net increase (decrease)	105,384	$ 1,461,983
Year ended April 30, 2023:
Shares sold	7,075	$ 85,264
Shares issued to shareholders in reinvestment of distributions	141	1,664
Shares redeemed	(18,147)	(223,350)
Net increase (decrease)	(10,931)	$ (136,422)

SIMPLE Class	Shares	Amount
Year ended April 30, 2024:
Shares sold	430,483	$ 5,749,014
Shares issued to shareholders in reinvestment of distributions	7,013	97,047
Shares redeemed	(116,383)	(1,575,403)
Net increase (decrease) in shares outstanding before conversion	321,113	4,270,658
Shares converted from SIMPLE Class (See Note 1)	(4,071)	(57,642)
Net increase (decrease)	317,042	$ 4,213,016
Year ended April 30, 2023:
Shares sold	377,568	$ 4,530,890
Shares issued to shareholders in reinvestment of distributions	3,502	41,247
Shares redeemed	(37,224)	(454,975)
Net increase (decrease)	343,846	$ 4,117,162
Note 10–Other Matters
As of the date of this report, the Funds face a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Funds' investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the ETF Allocation Funds as of and for the year ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

82	Mainstay ETF Asset Allocation Funds

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MainStay Conservative ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund, and MainStay Equity ETF Allocation Fund (the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of April 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period ended April 30, 2024 and the period from June 30, 2020 through April 30, 2021 or the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended April 30, 2024 and the period from June 30, 2020 through April 30, 2021 or the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agents, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2024
83

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Moderate ETF Allocation Fund (each, a “Fund” and together, the “Funds”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for differences in each Fund’s management fee and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Fund and investment-related matters for each Fund as well as presentations from New York Life Investments personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Fund’s distribution arrangements.  In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of the Management Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses.  Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments.  The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

84	Mainstay ETF Asset Allocation Funds

MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders, having had the opportunity to consider other investment options, have invested in each Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during the Board’s December 6–7, 2023 meeting are summarized in more detail below.  The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Funds and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement.  The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at New York Life Investments.  The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs that may relate to the Funds.  The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Funds.  In this regard, the Board considered the qualifications and experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Funds invest substantially all their assets in exchange-traded funds (“ETFs”), the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying ETFs in which the Funds invest.
In addition, the Board considered information provided by New York Life Investments regarding its business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to a relevant investment category and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also
85

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
considered information provided by ISS showing the investment performance of each Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning each Fund’s investment performance over various periods as well as discussions between each Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement.  The Board also considered the profitability of New York Life Investments and its affiliates due to their relationships with the Funds as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, and profitability of New York Life Investments and its affiliates due to their relationships with each Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of each Fund.  The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds.  The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay
Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing each Fund, New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of each Fund, if any.  The Board considered the contractual management fee schedule for each Fund as compared to

86	Mainstay ETF Asset Allocation Funds

those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s net management fee and expenses.  The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Funds invest substantially all their assets in ETFs, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Funds’ investments in ETFs, including New York Life Investments’ finding that the Funds’ fees and expenses do not duplicate the fees and expenses of the corresponding acquired ETF (when required by Rule 12d1-4 under the 1940 Act).
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered the extent to which transfer agent fees contributed to the total expenses of each Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that each Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to each Fund and whether each Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with each Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to each Fund.  The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of each Fund’s shareholders through each Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
87

Discussion of the Operation and Effectiveness of the ETF Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the ETF Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the ETF Allocation Funds' liquidity risk. The ETF Allocation Funds' liquidity risk is the risk that the ETF Allocation Funds could not meet requests to redeem shares issued by the ETF Allocation Funds without significant dilution of the remaining investors’ interests in the ETF Allocation Funds. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the ETF Allocation Funds' liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the ETF Allocation Funds' liquidity developments and (iii) the ETF Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the ETF Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each ETF Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the ETF Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the ETF Allocation Funds' prospectus for more information regarding the ETF Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
88	Mainstay ETF Asset Allocation Funds

Federal Income Tax Information
(Unaudited)
The ETF Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ETF Allocation Funds during such fiscal years.
For the fiscal period ended April 30, 2024, the ETF Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
QDI$
MainStay Conservative ETF Allocation Fund	$165,621
MainStay Moderate ETF Allocation Fund	652,578
MainStay Growth ETF Allocation Fund	788,836
MainStay Equity ETF Allocation Fund	636,809
The dividends paid by the following ETF Allocation Funds during the fiscal period ended April 30, 2024 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.
DRD%
MainStay Conservative ETF Allocation Fund	3.24%
MainStay Moderate ETF Allocation Fund	5.40%
MainStay Growth ETF Allocation Fund	36.92%
MainStay Equity ETF Allocation Fund	13.53%
In February 2025, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2024. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ETF Allocation Funds' fiscal period ended April 30, 2024.
Proxy Voting Policies and Procedures and Proxy Voting Record
Each ETF Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of each ETF Allocation Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each ETF Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The ETF Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
89

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	84	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
90	Mainstay ETF Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	84	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	84	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
91

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	84	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
MainStay MacKay Municipal Income Opportunities Fund: Trustee since 2024;
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
92	Mainstay ETF Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay Municipal Income Opportunities Fund (since 2024), MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay MacKay Municipal Income Opportunities Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
93

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022157 MS081-24	MSAAETF11-06/24
(NYLIM) NL486

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has “three audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2024 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $224,990.

The aggregate fees billed for the fiscal year ended April 30, 2023 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $405,200.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (i) $0 for the fiscal year ended April 30, 2024; and (ii) $0 for the fiscal year ended April 30, 2023.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $0 during the fiscal year ended April 30, 2024; and (ii) $0 during the fiscal year ended April 30, 2023. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were (i) $0 during the fiscal year ended April 30, 2024; and (ii) $0 during the fiscal year ended April 30, 2023.

(e)  Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2024 and April 30, 2023 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $75,861 for the fiscal year ended April 30, 2024; and (ii) $369,972 for the fiscal year ended April 30, 2023.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2024 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2)   Section 302 Certifications are attached.

(b)   Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2024

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2024